EXHIBIT 99.1

PROSPECTUS

                                 [GRAPHIC LOGO]

                        1,000,000,000 Depositary Receipts

                          Europe 2001 HOLDRS[SM] Trust

     The Europe 2001 HOLDRSSM Trust issues Depositary Receipts called Europe 2001 HOLDRSSM representing your undivided beneficial ownership in the equity securities of a group of specified companies that, when the Europe 2001 HOLDRS were initially issued on January 17, 2001, were among the largest European companies whose equity securities were listed for trading on the New York Stock Exchange or the American Stock Exchange or quoted on the Nasdaq National Market System, as measured in terms of worldwide market capitalization on November 14, 2000. The Bank of New York is the trustee. You only may acquire, hold or transfer Europe 2001 HOLDRS in a round-lot amount of 100 Europe 2001 HOLDRS or round-lot multiples. Europe 2001 HOLDRS are separate from the underlying deposited equity securities that are represented by the Europe 2001 HOLDRS. For a list of the names and the number of shares of the companies that make up a Europe 2001 HOLDR, see "Highlights of Europe 2001 HOLDRS--The Europe 2001 HOLDRS" starting on page 10. The trust will issue the additional Europe 2001 HOLDRS on a continuous basis.

     Investing in Europe 2001 HOLDRS involves significant risks. See "Risk Factors" starting on page 5.

     Europe 2001 HOLDRS are neither interests in nor obligations of Merrill Lynch, Pierce, Fenner & Smith Incorporated. Europe 2001 HOLDRS are not interests in The Bank of New York, as trustee. Please see "Description of the Depositary Trust Agreement" in this prospectus for a more complete description of the duties and responsibilities of the trustee, including the obligation of the trustee to act without negligence or bad faith.

     The Europe 2001 HOLDRS are listed on the American Stock Exchange under the symbol "EKH." On July 1, 2003 the last reported sale price of the Europe 2001 HOLDRS on the American Stock Exchange was $47.45.

                             -----------------------

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             -----------------------

                 The date of this prospectus is July 7, 2003.

"HOLDRS" and "HOLding Company Depositary ReceiptS" are service marks of Merrill
                               Lynch & Co., Inc.


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


                                TABLE OF CONTENTS

Summary........................................................................4
Risk Factors...................................................................5
Highlights of Europe 2001 HOLDRS..............................................10
The Trust.....................................................................20
Description of Europe 2001 HOLDRS.............................................20
Description of the Underlying Securities......................................21
Description of the Depositary Trust Agreement.................................23
United States Federal Income Tax Consequences.................................26
Erisa Considerations..........................................................30
Plan of Distribution..........................................................30
Legal Matters.................................................................30
Where You Can Find More Information...........................................30

                             -----------------------

     This prospectus contains information you should consider when making your investment decision. With respect to information about Europe 2001 HOLDRS, you should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell Europe 2001 HOLDRS in any jurisdiction where the offer or sale is not permitted.

     The Europe 2001 HOLDRS are not registered for public sale outside of the United States. Non-U.S. receipt holders should refer to "United States Federal Income Tax Consequences--Non-U.S. receipt holders" and we recommend that non-U.S. receipt holders consult their tax advisors regarding U.S. withholding and other taxes which may apply to ownership of the Europe 2001 HOLDRS or of the underlying securities through an investment in the Europe 2001 HOLDRS.

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


                                     SUMMARY

     The Europe 2001 HOLDRS trust was formed under the depositary trust agreement, dated as of January 4, 2001 among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Europe 2001 HOLDRS. The trust is not a registered investment company under the Investment Company Act of 1940.

     The trust currently holds equity securities issued by 45 specified companies that are currently listed on the New York Stock Exchange or the American Stock Exchange or quoted on the Nasdaq National Market System. The New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market are collectively referred to in this prospectus as U.S. stock markets. At the time of the initial offering on January 17, 2001, the Europe 2001 HOLDRS consisted of equity securities of 50 of the largest European companies whose equity securities were listed for trading on a U.S. stock market, as measured in terms of worldwide market capitalization on November 14, 2000. The market capitalization of a company is determined by multiplying the market price of its securities by the number of its outstanding securities. See "Highlights of Europe 2001 HOLDRS--Reconstitution events" and "Highlights of Europe 2001 HOLDRS--Rights relating to the underlying securities" for a discussion of how equity securities of companies that are not the among the largest European companies whose equity securities are listed on a U.S. stock market are included in the trust. The number of shares of each company's equity securities held by the trust with respect to each round-lot of Europe 2001 HOLDRS is specified under "Highlights of Europe 2001 HOLDRS--The Europe 2001 HOLDRS." The securities included in the Europe 2001 HOLDRS consist of American depositary shares, New York registered shares, global shares or ordinary shares and are collectively referred to in this prospectus as equity securities, the securities or the underlying securities.

     There are currently 45 companies included in the Europe 2001 HOLDRS, which may change as a result of reconstitution events, distributions of securities by underlying issuers or other events. The Europe 2001 HOLDRS are separate from the underlying securities that are represented by the Europe 2001 HOLDRS. On July 1, 2003, there were 459,600 Europe 2001 HOLDRS outstanding.

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


                                  RISK FACTORS

     An investment in Europe 2001 HOLDRS involves risks similar to investing directly in each of the underlying securities outside of the Europe 2001 HOLDRS.

General Risk Factors

     o Loss of investment. Because the value of Europe 2001 HOLDRS directly relates to the value of the underlying securities, you may lose a substantial portion of your investment in the Europe 2001 HOLDRS if the underlying securities decline in value.

     o Discount trading price. Europe 2001 HOLDRS may trade at a discount to the aggregate value of the underlying securities.

     o Ownership of only fractional shares in the underlying securities. As a result of distributions of securities by companies included in the Europe 2001 HOLDRS or other corporate events, such as mergers, a Europe 2001 HOLDR may represent an interest in a fractional share of an underlying security. You will only be entitled to voting, distribution and other beneficial ownership rights in the underlying securities in which you own only fractional shares to the extent that the depositary aggregates your fractional shares with other fractional shares of such underlying securities included in the HOLDR and passes on beneficial ownership rights, including distribution and voting rights, to you based on your proportional, fractional share ownership in the underlying securities. In addition, if you surrender your Europe 2001 HOLDRS to receive the underlying securities and other property represented by your Europe 2000 HOLDRS, you will receive cash in lieu of your fractional shares. You will not be entitled to any securities if your interest in an underlying security is only a fraction of a share.

     o Not necessarily consisting of the European companies with the largest market capitalization. At the time of the initial offering, the companies included in the Europe 2001 HOLDRS were among the largest European companies whose securities are traded on a U.S. stock market, as measured by worldwide market capitalization on November 14, 2000. One or more of the companies whose equity securities are included in the Europe 2001 HOLDRS may no longer be one of the largest European companies whose securities are traded on a U.S. stock market. In addition, as a result of a merger, acquisition or stock distribution of one or more of the companies included in the Europe 2001 HOLDRS, the securities of a company that is not presently part of the Europe 2001 HOLDRS may be included in the Europe 2001 HOLDRS. In this case, the Europe 2001 HOLDRS may no longer consist solely of securities issued by European companies with the largest market capitalization and, as a result of mergers, acquisitions and stock distributions, the Europe 2001 HOLDRS may in the future include the securities of companies that are not European.

     o No investigation of underlying securities. The underlying securities initially included in the Europe 2001 HOLDRS were selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated based on the market capitalization of European issuers with securities traded on a U.S. stock market, without regard for the value, price performance, volatility or investment merit of the underlying securities. The Europe 2001 HOLDRS trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and their affiliates, have not performed any investigation or review of the selected companies, including the public filings by the companies. Investors and market participants should not conclude that the inclusion of a company is any form of investment recommendation by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or their affiliates.

     o Concentration of investment. As a result of market fluctuations, reconstitution events, distributions of securities by an underlying issuer or other events which may result in the distribution of securities from, or the inclusion of additional securities in, the Europe 2001 HOLDRS, an investment in Europe 2001 HOLDRS may represent a more concentrated investment in one or more of the underlying

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


          securities or one or more industries. A concentrated investment will reduce the diversification of the Europe 2001 HOLDRS and increase your exposure to the risks of concentrated investments.

     o Conflicting investment choices. In order to sell one or more of the underlying securities individually, participate in any form of stock repurchase program by an issuer of an underlying security or participate in a tender offer relating to one or more of the underlying securities, you will be required to cancel your Europe 2001 HOLDRS and receive delivery of each of the underlying securities. The cancellation of your Europe 2001 HOLDRS will allow you to sell the individual underlying securities or to deliver the individual underlying securities in a tender offer or any form of stock repurchase program. The cancellation of Europe 2001 HOLDRS will involve payment of a cancellation fee to the trustee.

     o Trading halts. Trading in Europe 2001 HOLDRS on the American Stock Exchange may be halted if trading in one or more of the underlying securities is halted. Trading in Europe 2001 HOLDRS may be halted even if trading continues in some or all of the underlying securities. If trading is halted in the Europe 2001 HOLDRS, you will not be able to trade Europe 2001 HOLDRS and you will only be able to trade the underlying securities if you cancel your Europe 2001 HOLDRS and receive each of the underlying securities, even though there is trading in some of the underlying securities.

     o Delisting from the American Stock Exchange. If the number of companies whose securities are held in the trust falls below nine, the American Stock Exchange may consider delisting the Europe 2001 HOLDRS. If the Europe 2001 HOLDRS are delisted by the American Stock Exchange, a termination event will result unless the Europe 2001 HOLDRS are listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Europe 2001 HOLDRS are delisted. There are currently 45 companies whose securities are included in the Europe 2001 HOLDRS.

     o Possible conflicts of interest. Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, selected the underlying securities that were originally included in Europe 2001 HOLDRS and may face possible conflicts of interest as Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates may engage in investment banking or may provide other services for issuers of the underlying securities.

     o Delays in distributions. The depositary trust agreement provides that the trustee will use its reasonable efforts to distribute any cash or other distributions paid in respect of the underlying securities to you as soon as practicable after receipt of such distribution. However, you may receive such cash or other distributions later than you would if you owned the underlying securities outside of the Europe 2001 HOLDRS. In addition, you will not be entitled to any interest on any distribution by reason of any delay in distribution by the depositary.

Risk Factors Specific to Companies Included in the Europe 2001 HOLDRS

     o The stock prices of some of the companies included in the Europe 2001 HOLDRS have been and will likely continue to be extremely volatile, which will directly affect the price volatility of the Europe 2001 HOLDRS, and you could lose all or a substantial part of your investment. The trading prices of the securities of some companies included in the Europe 2001 HOLDRS have been volatile. These stock prices could be subject to wide fluctuations in response to a variety of factors, including the following:

          o    general market fluctuations;

          o    interest rate and currency fluctuations;

          o general political and economic conditions, in Europe and throughout the world;

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

          o actual or anticipated variations in companies' quarterly operating results;

          o announcements of technological innovations or new services offered by competitors of the companies included in the Europe 2001 HOLDRS;

          o    changes in financial estimates by securities analysts;

          o legal or regulatory developments affecting the companies included in the Europe 2001 HOLDRS or in the industries in which they operate;

          o announcements by competitors of the companies included in the Europe 2001 HOLDRS of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

          o    departures of key personnel;

          o sales of securities of companies included in Europe 2001 HOLDRS in the open market; and

          o    difficulty in obtaining additional financing.

          In addition, the trading prices of some of the companies included in the Europe 2001 HOLDRS have experienced extreme price and volume fluctuations in recent months. These fluctuations often have been unrelated or disproportionate to the operating performance of these companies. The valuations of many of the underlying securities are high when measured by conventional valuation standards such as price to earnings and price to sales ratios. Some of the companies do not or in the future might not have earnings. As a result, these trading prices may decline substantially and valuations may not be sustained. Any negative change in the public's perception of the prospects of the underlying companies, generally, could depress their securities' prices regardless of the companies' results. Other broad market and industry factors may decrease the price of the underlying securities, regardless of their operating results. Market fluctuations, as well as general political and economic conditions such as recession, war or interest rate or currency rate fluctuations, also may decrease the market price of these equity securities. For example, there can be no assurance that the terrorist attacks of September 11, 2001 on the United States or any future terrorist attacks or other acts of war will not have a negative effect on the market price of these equity securities.

          As a result of fluctuations in the trading prices of the companies included in the Europe 2001 HOLDRS, the trading price of Europe 2001 HOLDRS has fluctuated significantly. The initial offering price of a Europe 2001 HOLDR on January 17, 2001 was $98.12 and during 2002, the price of a Europe 2001 HOLDR reached a high of $67.65 and a low of $36.00.

     o The international operations of the companies included in the Europe 2001 HOLDRS expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. The companies included in the Europe 2001 HOLDRS have international operations which are essential parts of their businesses. The risks of international business that these companies are exposed to include the following:

          o    general economic, social and political conditions;

          o the difficulty of enforcing intellectual property rights, agreements and collecting receivables through certain foreign legal systems;

          o differing tax rates, tariffs, exchange controls or other similar restrictions;

          o    currency fluctuations;

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

          o changes in, and compliance with, domestic and foreign laws and regulations which impose a range of restrictions on operations, trade practices, foreign trade and international investment decisions; and

          o reduction in the number or capacity of personnel in international markets.

     o It may be impossible to initiate legal proceedings or enforce judgments against many of the companies included in the Europe 2001 HOLDRS. The companies included in the Europe 2001 HOLDRS were incorporated under the laws of a jurisdiction other than the United States and a substantial portion of their assets are located outside the United States. As a result, it may be impossible to effect service of process within the United States on the companies included in the Europe 2001 HOLDRS or enforce judgments made against them in courts in the United States based on civil liability provisions of the securities laws of the United States. In addition, judgments obtained in the United States, especially those awarding punitive damages, may not be enforceable in foreign countries.

     o Potential voting impediments may exist with respect to the ownership of some of the underlying securities included in the Europe 2001 HOLDRS. Holders of American depositary shares, including those included in the Europe 2001 HOLDRS, may only exercise voting rights with respect to the securities represented by American depositary shares in accordance with the provisions of deposit agreements entered into in connection with the issuance of the American depositary shares. These deposit agreements may not permit holders of American depositary shares to exercise voting rights that attach to the securities underlying the American depositary shares without the issuer first instructing the depositary to send voting information to the holder of the American depositary share. Also, holders of American depositary shares may not exercise voting rights unless they take a variety of steps, which include registration in the share registry of the company that has issued the securities underlying the American depositary shares. The cumulative effect of these steps may make it impractical for holders of American depositary shares to exercise the voting rights attached to the underlying securities.

     o Some of the underlying securities included in the Europe 2001 HOLDRS are not U.S. shares or American depositary shares and, as a result, may be subject to different procedures relating to the repayment of taxes and the activities of the transfer agent. The securities of some companies included in the Europe 2001 HOLDRS are subject to withholding tax on dividends and distributions. Some companies may not have special arrangements in place for refunding these withheld taxes. In such case, the holders of these securities will have to independently apply to a foreign tax authority for repayment of withheld taxes. In addition, some of the companies included in the Europe 2001 HOLDRS may also have a non-U.S. transfer agent and may hold the securities outside of the United States. Non-U.S. transfer agents are not subject to procedures that govern the activities of transfer agents in the United States.

     o The primary trading market of most of the underlying securities of Europe 2001 HOLDRS are not U.S. stock exchanges; accordingly, the trading volume of some of the underlying securities may be very low, which could adversely affect the market price of the Europe 2001 HOLDRS. In some cases, the trading volume of some of the underlying securities on a U.S. stock exchange is or may become limited. A low trading volume or liquidity of any of the underlying securities on U.S. stock exchange may adversely affect the market price of an underlying security and of the Europe 2001 HOLDRS.

     o Exchange rate fluctuations could adversely affect the market price of the underlying securities included in the Europe 2001 HOLDRS and the value of the dividends paid by those companies. The result of operations and the financial position of some of the companies underlying Europe 2001 HOLDRS are reported in local currencies. Exchange rate fluctuations between these currencies and the U.S. dollar may adversely affect the market price of the U.S. exchange listed security and the Europe 2001 HOLDRS. In addition, any dividends that are declared, if any, will likely be set in terms of a currency other than U.S. dollars. As a result, exchange rate fluctuations may also negatively affect the value of dividends declared by many of the companies included in the Europe 2001 HOLDRS.

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

     o Companies whose securities are included in the Europe 2001 HOLDRS may need additional financing, which may be difficult to obtain. Failure to obtain necessary financing or doing so on unattractive terms could adversely affect development and marketing efforts and other operations of companies whose securities are included in the Europe 2001 HOLDRS. Companies whose securities are included in Europe 2001 HOLDRS may need to raise additional capital in order to fund the continued development and marketing of their products or to fund strategic acquisitions or investments. Their ability to obtain additional financing will depend on a number of factors, including market conditions, operating performance and investor interest. These factors may make the timing, amount, terms and conditions of any financing unattractive. If adequate funds are not available or are not available on acceptable terms, companies whose securities are included in the Europe 2001 HOLDRS may have to forego strategic acquisitions or investments, reduce or defer their development activities, or delay their introduction of new products and services. Any of these actions may reduce the market price of stocks in the software industry.

     o Many of the companies included in the Europe 2001 HOLDRS are companies which are involved in the technology and telecommunications industries and are subject to the risks associated with an investment in companies in those industries. The valuations of many technology and telecommunications companies are extraordinarily high based on conventional valuation standards, such as price to earnings and price to sales ratios. As a result, the valuations of companies in these industries, and the trading prices for their stock, may not be sustained. In addition, a company which operates in these industries is exposed to other risks which include the following:

          o the need to keep pace with rapid technological change in order to remain competitive and to prevent the obsolescence of their products and services;

          o    an inability to adequately protect proprietary rights;

          o changes in the regulatory environment in which telecommunications companies operate could affect their ability to offer new or existing products and services; and

          o the need to create and employ new technologies and to offer new services derived from these new technologies to remain competitive.

          An investment in the Europe 2001 HOLDRS may also be particularly vulnerable to these additional risks because of the significant number of technology and telecommunications companies included in the Europe 2001 HOLDRS.

     o Many of the companies included in the Europe 2001 HOLDRS are companies which are involved in the healthcare industry and are subject to the additional risks associated with an investment in companies in this industry. The stock prices of companies involved in the healthcare industry are subject to wide fluctuations in response to a variety of factors including:

          o announcements of technological innovations or new commercial products;

          o    developments in patent or proprietary rights;

          o    government regulatory initiatives;

          o government regulatory approval processes for product testing and commercialization; and

          o public concern as to the safety or other implications of healthcare products and services.

          An investment in the Europe 2001 HOLDRS may also be particularly vulnerable to these additional risks because of the significant number of healthcare companies included in the Europe 2001 HOLDRS.

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                        HIGHLIGHTS OF EUROPE 2001 HOLDRS

         This discussion highlights information regarding Europe 2001 HOLDRS. We present certain information more fully in the rest of this prospectus. You should read the entire prospectus carefully before you purchase Europe 2001 HOLDRS.

Issuer................................. Europe 2001 HOLDRS Trust.

The trust.............................. The Europe 2001 HOLDRS Trust was formed under the depositary trust agreement,
                                        dated as of January 4, 2001 among The
                                        Bank of New York, as trustee, Merrill
                                        Lynch, Pierce, Fenner & Smith
                                        Incorporated, other depositors and the
                                        owners of the Europe 2001 HOLDRS. The
                                        trust is not a registered investment
                                        company under the Investment Company Act of 1940.

Initial depositor...................... Merrill Lynch, Pierce, Fenner & Smith
                                        Incorporated.

Trustee................................ The Bank of New York, a New York state-
                                        chartered banking organization, is the
                                        trustee and receives compensation as set forth in the depositary trust agreement. The trustee is responsible for receiving deposits of underlying securities and delivering Europe 2001 HOLDRS representing the underlying securities issued by the trust. The trustee holds the underlying securities on behalf of the holders of Europe 2001 HOLDRS.


Purpose of Europe 2001 HOLDRS.......... Europe 2001 HOLDRS are designed to achieve the following:

                                        Diversification. Europe 2001 HOLDRS are
                                        designed to allow you to diversify your
                                        investments by holding the equity
                                        securities of companies that are among
                                        the largest European companies with
                                        securities traded on a U.S. stock
                                        market, through a single,
                                        exchange-listed instrument representing
                                        your undivided beneficial ownership of
                                        the underlying securities. At the time
                                        of the initial offering on January 17,
                                        2001, the Europe 2001 HOLDRS consisted
                                        of the equity securities of specified
                                        companies that were among the largest
                                        European companies whose equity
                                        securities were listed for trading on a
                                        U.S. stock market, as measured by
                                        worldwide market capitalization on
                                        November 14, 2000.

                                        Flexibility. The beneficial owners of
                                        Europe 2001 HOLDRS have undivided
                                        beneficial ownership interests in each
                                        of the underlying securities represented by the Europe 2001 HOLDRS, and can cancel their Europe 2001 HOLDRS to receive each of the underlying securities represented by the Europe 2001 HOLDRS.

                                        Transaction costs. The expenses
                                        associated with buying and selling
                                        Europe 2001 HOLDRS in the secondary
                                        market are expected to be less than
                                        separately
                                        buying and selling each of the
                                        underlying securities in a traditional
                                        brokerage account with transaction-based charges.

Trust assets........................... The trust holds the equity securities issued by specified companies that, when initially selected, were among the largest European companies with equity securities traded on a U.S. stock market, as measured in terms of worldwide market capitalization on November 14, 2000. Except when a reconstitution event, distribution of securities by an underlying issuer or other event occurs, the underlying securities will not change.
                                        Reconstitution events are described in
                                        this prospectus under the heading
                                        "Description of the Depositary Trust
                                        Agreement--Distributions" and
                                        "--Reconstitution events." There are
                                        currently 45 companies included in the
                                        Europe 2001 HOLDRS.

                                        The trust's assets may increase or
                                        decrease as a result of in-kind deposits and withdrawals of the underlying securities during the life of the trust.

The Europe 2001 HOLDRS................. The trust has issued, and may continue to issue Europe 2001 HOLDRS that
                                        represent an undivided beneficial
                                        ownership interest in the shares of
                                        U.S.-traded securities that are held by
                                        the trust on your behalf. The Europe
                                        2001 HOLDRS themselves are separate from the underlying securities that are represented by the Europe 2001 HOLDRS.

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


                                        The following table provides:

                                        o    the names of the 45 issuers of the
                                             underlying securities currently
                                             represented by the Europe 2001
                                             HOLDRS,

                                        o    the stock ticker symbols,

                                        o    the share amounts currently
                                             represented by a round-lot of 100
                                             Europe 2001 HOLDRS, and

                                        o    the principal U.S. market on which
                                             the underlying securities are
                                             traded.

                                                                                                        Primary
                                                                                                         U.S.
                                                                                        Share           Trading
                 Name of Company                                       Ticker          Amounts          Market
                 ---------------------------------------------         ------          -------          ------
                 AEGON N.V.(1)                                          AEG              5.2             NYSE
                 Alcatel*                                               ALA              3               NYSE
                 Amdocs Limited                                         DOX              3               NYSE
                 ARM Holdings p.l.c.*                                  ARMHY             8              NASDAQ
                 ASM International N.V.                                ASMI             13              NASDAQ
                 ASML Holding N.V.                                     ASML              7              NASDAQ
                 AstraZeneca p.l.c.*                                    AZN              4               NYSE
                 Autonomy Corporation p.l.c.*                          AUTN              1.2            NASDAQ
                 Aventis S.A.*                                          AVE              2               NYSE
                 AXA*                                                   AXA              6               NYSE
                 Bookham Technology p.l.c.*                            BKHM             12              NASDAQ
                 BP p.l.c.*                                             BP               4               NYSE
                 Business Objects S.A.*                                BOBJ              4.5            NASDAQ
                 Cable & Wireless p.l.c.*                               CWP              4               NYSE
                 DaimlerChrysler AG                                     DCX              4               NYSE
                 Deutsche Telekom AG*                                   DT               5               NYSE
                 Diageo p.l.c.*                                         DEO              5               NYSE
                 Elan Corporation, p.l.c.*                              ELN              4               NYSE
                 Ericsson LM Telephone Company*                        ERICY             1.6            NASDAQ
                 GlaxoSmithKline p.l.c.*                                GSK              6               NYSE
                 Infineon Technologies AG*                              IFX              5               NYSE
                 ING Groep N.V.*                                        ING              4               NYSE
                 IONA Technologies p.l.c.*                             IONA              3              NASDAQ
                 Koninklijke Philips Electronics N.V.                   PHG              5               NYSE
                 Millicom International Cellular S.A.*                 MICC              2              NASDAQ
                 Nokia Corp.*                                           NOK              5               NYSE
                 Novartis AG*                                           NVS              5               NYSE
                 Qiagen N.V.                                           QGENF             6              NASDAQ
                 Repsol YPF, S.A.*                                      REP             11               NYSE
                 Royal Dutch Petroleum Company                          RD               3               NYSE
                 Ryanair Holdings p.l.c.* (1)                          RYAAY             8              NASDAQ
                 SAP AG*                                                SAP              4               NYSE
                 Scottish Power p.l.c.*                                 SPI              7               NYSE
                 Serono S.A.*                                           SRA              9               NYSE
                 Shire Pharmaceuticals Group p.l.c.*                   SHPGY             4              NASDAQ

                                                                                                        Primary
                                                                                                         U.S.
                                                                                        Share           Trading
                 Name of Company                                       Ticker          Amounts          Market
                 ---------------------------------------------         ------          -------          ------
                 Skillsoft p.l.c.*                                      SKIL               6            NASDAQ
                 STMicroelectronics N.V.                                 STM               4             NYSE
                 Telefonica S.A.*                                        TEF               3.312         NYSE
                 Terra Networks, S.A.*                                  TRLY              15            NASDAQ
                 Total S.A.*(2)                                          TOT               3             NYSE
                 UBS AG                                                  UBS               3             NYSE
                 Unilever N.V.                                           UN                3             NYSE
                 Vivendi Universal*                                       V                3             NYSE
                 Vodafone Group p.l.c.*                                  VOD               6             NYSE
                 WPP Group p.l.c.*                                      WPPGY              3            NASDAQ

                 -----------------------
                 * The securities of this non-U.S. company trade in the United States as American depositary shares. Please see "Risk Factors" and "Federal Income Tax Consequences--Special considerations with respect to underlying securities of foreign issuers" for additional information relating to an investment in a non-U.S. company.
--------------------------------------------------------------------------------
                 (1) Effective April 23, 2003, Aegon N.V. announced a 4% stock dividend, payable to shareholders of record on April 22, 2003. As a result, the number of shares of Aegon N.V. represented by a round-lot of 100 Europe 2001 HOLDRS will increase from 5 to 5.2.
                 (2) Total Fina Elf S.A., a component of the Europe 2001 HOLDRS, changed its name to Total S.A., effective May 7, 2003.

                                        At the time of the initial offering on
                                        January 17, 2001, the companies whose
                                        securities were included in the Europe
                                        2001 HOLDRS generally were considered to be among the largest European companies with equity securities traded on a U.S. stock market, as measured in terms of worldwide market capitalization on November 14, 2000. The market capitalization of a company is determined by multiplying the market price of its securities by the number of its outstanding securities.

                                        The trust only will issue and cancel,
                                        and you only may obtain, hold, trade or
                                        surrender Europe 2001 HOLDRS in a
                                        round-lot of 100 Europe 2001 HOLDRS and
                                        round-lot multiples. The trust will only issue Europe 2001 HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Europe 2001 HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Europe 2001 HOLDRS, the trust may require a minimum of more than one round-lot of 100 Europe 2001 HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Europe 2001 HOLDRS.

                                        The number of outstanding Europe 2001
                                        HOLDRS will increase and decrease as a
                                        result of in- kind deposits and
                                        withdrawals of the underlying
                                        securities. The trust will stand ready
                                        to issue additional Europe 2001 HOLDRS
                                        on a continuous basis when an investor
                                        deposits the
                                        required number of securities with the
                                        trustee.

Purchases.............................. You may acquire Europe 2001 HOLDRS in two ways:

                                        o    through an in-kind deposit of the
                                             required number of securities of
                                             the underlying issuers with the
                                             trustee, or

                                        o    through a cash purchase in the
                                             secondary trading market.

Issuance and cancellation fees......... If you wish to create Europe 2001 HOLDRS by delivering to the trust the requisite securities represented by a round-lot of 100 Europe 2001 HOLDRS, The Bank of New York as trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Europe 2001 HOLDRS. If you wish to cancel your Europe 2001 HOLDRS and withdraw your underlying securities, The Bank of New York as trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Europe 2001 HOLDRS.

Commissions............................ If you choose to deposit underlying securities in order to receive Europe
                                        2001 HOLDRS, you will be responsible for paying any sales commission associated with your purchase of the underlying securities that is charged by your broker in addition to the issuance fee charged by the trustee described above.

Custody fees........................... The Bank of New York, as trustee and as custodian, will charge you a quarterly
                                        custody fee of $2.00 for each round-lot
                                        of 100 Europe 2001 HOLDRS, to be
                                        deducted from any cash dividend or other cash distributions on underlying securities received by the trust. With respect to the aggregate custody fee payable in any calendar year for each Europe 2001 HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, the record date for which falls in such calendar year.

Rights relating to Europe
  2001 HOLDRS.......................... You have the right to withdraw the underlying securities upon request by
                                        delivering a round- lot or integral
                                        multiple of a round-lot of Europe 2001
                                        HOLDRS to the trustee, during the
                                        trustee's business hours, and paying the cancellation fees, taxes, and other charges. You should receive the underlying securities no later than the business day after the trustee receives a proper notice of cancellation. The trustee will not deliver fractional shares of underlying securities. To the extent that any cancellation of Europe 2001 HOLDRS would otherwise require the delivery of a fractional share, the trustee will sell the fractional share in the market and the trust, in turn, will deliver cash in lieu of such fractional share. Except with respect to the right to vote for dissolution of the trust, the Europe 2001 HOLDRS themselves will not have voting rights.

Rights relating to the
  underlying securities................ Europe 2001 HOLDRS represents your beneficial ownership of the underlying
                                        securities. Owners of Europe 2001 HOLDRS have the same rights and privileges as if they owned the underlying securities beneficially in street name outside of Europe 2001 HOLDRS. These include the right to instruct the trustee to vote the underlying securities or you may attend shareholder meetings yourself, the right to receive any dividends and other distributions on the underlying securities that are declared and paid to the trustee by an issuer of an underlying security, the right to pledge Europe 2001 HOLDRS and the right to surrender Europe 2001 HOLDRS to receive the underlying securities and other property then represented by the Europe 2001 HOLDRS. Europe 2001 HOLDRS does not change your beneficial ownership in the underlying securities under United States federal securities laws, including sections 13(d) and 16(a) of the Exchange Act. As a result, you have the same obligations to file insider trading reports that you would have if you held the underlying securities outside of Europe 2001 HOLDRS. However, due to the nature of Europe 2001 HOLDRS, you will not be able to participate in any dividend reinvestment program of an issuer of underlying securities unless you cancel your Europe 2001 HOLDRS (and pay the applicable fees) and receive all of the underlying securities.

                                        A holder of Europe 2001 HOLDRS is not a
                                        registered owner of the underlying
                                        securities. In order to become a
                                        registered owner, a holder of Europe
                                        2001 HOLDRS would need to surrender
                                        their Europe 2001 HOLDRS, pay the
                                        applicable fees and expenses, receive
                                        all of the underlying securities and
                                        follow the procedures established by the issuers of the underlying securities for registering their securities in the name of such holder.

                                        You retain the right to receive any
                                        reports and communications that the
                                        issuers of underlying securities are
                                        required to send to beneficial owners of their securities. As such, you will receive such reports and communications from the broker through which you hold your Europe 2001 HOLDRS in the same manner as if you beneficially owned your underlying securities outside of Europe 2001 HOLDRS in "street name" through a brokerage account. The trustee will not attempt to exercise the right to vote that attaches to, or give a proxy with respect to, the underlying securities other than in accordance with your instructions.

                                        The depositary trust agreement entitles
                                        you to receive, subject to certain
                                        limitations and net of any fees and
                                        expenses of the trustee, any
                                        distributions of cash (including
                                        dividends), securities or property made
                                        with
                                        respect to the underlying securities.
                                        However, any distribution of securities
                                        by an issuer of underlying securities
                                        will be deposited into the trust and
                                        will become part of the underlying
                                        securities unless the distributed
                                        securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights may be distributed to you, and may be disposed of for your benefit, or may lapse.

                                        There may be a delay between the time
                                        any cash or other distribution is
                                        received by the trustee with respect to
                                        the underlying securities and the time
                                        such cash or other distributions are
                                        distributed to you. In addition, you are not entitled to any interest on any distribution by reason of any delay in distribution by the trustee. If any tax or other governmental charge becomes due with respect to Europe 2001 HOLDRS or any underlying securities, you will be responsible for paying that tax or governmental charge.

                                        If you wish to participate in a tender
                                        offer for any of the underlying
                                        securities, or any form of stock
                                        repurchase program by an issuer of an
                                        underlying security, you must surrender
                                        your Europe 2001 HOLDRS (and pay the
                                        applicable fees and expenses) and
                                        receive all of your underlying
                                        securities in exchange for your Europe
                                        2001 HOLDRS. For specific information
                                        about obtaining your underlying
                                        securities, you should read the
                                        discussion under the caption
                                        "Description of the Depositary Trust
                                        Agreement--Withdrawal of underlying
                                        securities."

Ownership rights in fractional shares
  in the underlying securities......... As a result of distributions of securities by companies included in the
                                        Europe 2001 HOLDRS or other corporate
                                        events, such as mergers, a Europe 2001
                                        HOLDR may represent an interest in a
                                        fractional share of an underlying
                                        security. You are entitled to receive
                                        distributions proportionate to your
                                        fractional shares.

                                        In addition, you are entitled to receive proxy materials and other shareholder communications and you are entitled to exercise voting rights proportionate to your fractional shares. The trustee will aggregate the votes of all of the share fractions represented by Europe 2001 HOLDRS and will vote the largest possible number of whole shares. If, after aggregation, there is a fractional remainder, this fraction will be ignored, because the issuer will only recognize whole share votes. For example, if 100,001 round-lots of 100 Europe 2001 HOLDRS are outstanding and each round-lot of 100 Europe 2001 HOLDR represents 1.75 shares of an underlying security, there will be 175,001.75 votes of the underlying security represented by Europe 2001 HOLDRS. If holders of 50,000 round-lots of 100 Europe 2001 HOLDRS vote their underlying securities "yes" and holders of 50,001 round-lots of 100 Europe 2001 HOLDRS vote their underlying securities "no", there will be 87,500 affirmative votes and 87,501.75 negative votes. The trustee will ignore the .75 negative votes and will deliver to the issuer 87,500 affirmative votes and 87,501 negative votes.

Reconstitution events.................. The depositary trust agreement provides for the automatic distribution of
                                        underlying securities from the Europe
                                        2001 HOLDRS to you in the following four circumstances:

                                        A.   If an issuer of underlying
                                             securities no longer has a class of
                                             securities registered under section
                                             12 of the Securities Exchange Act
                                             of 1934, then its securities will
                                             no longer be an underlying security
                                             and the trustee will distribute the
                                             shares of that company to the
                                             owners of the Europe 2001 HOLDRS.

                                        B.   If the SEC finds that an issuer of
                                             underlying securities should be
                                             registered as an investment company
                                             under the Investment Company Act of
                                             1940, and the trustee has actual
                                             knowledge of the SEC finding, then
                                             the trustee will distribute the
                                             shares of that company to the
                                             owners of the Europe 2001 HOLDRS.

                                        C.   If the underlying securities of an
                                             issuer cease to be outstanding as a
                                             result of a merger, consolidation,
                                             corporate combination or other
                                             event, the trustee will distribute
                                             the consideration paid by and
                                             received from the acquiring company
                                             or the securities received in
                                             exchange for the securities of the
                                             underlying issuer whose securities
                                             cease to be outstanding to the
                                             beneficial owners of Europe 2001
                                             HOLDRS, unless the consideration
                                             received consists of securities
                                             that are listed for trading on a
                                             U.S. national securities exchange
                                             or through the Nasdaq National
                                             Market System. In this case, the
                                             securities received will be treated
                                             as additional underlying securities
                                             and will be deposited into the
                                             trust.

                                        D.   If an issuer's underlying
                                             securities are delisted from
                                             trading on a U.S. national
                                             securities exchange or through the
                                             Nasdaq National Market System and
                                             are not listed for trading on
                                             another U.S. national securities
                                             exchange or through the Nasdaq
                                             National Market System within five
                                             business days from the date the
                                             securities are delisted.

                                        To the extent a distribution of
                                        underlying securities from the Europe
                                        2001 HOLDRS is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event. However, any distribution of securities that are listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System will be deposited into the trust and will become part of the Europe 2001 HOLDRS.

Termination events..................... A.   The Europe 2001 HOLDRS are delisted
                                             from the American Stock Exchange
                                             and are not listed for trading on
                                             another U.S. national securities
                                             exchange or through the Nasdaq
                                             National Market System within five
                                             business days from the date the
                                             Europe 2001 HOLDRS are delisted.

                                        B.   The trustee resigns and no
                                             successor trustee is appointed
                                             within 60 days from the date the
                                             trustee provides notice to Merrill
                                             Lynch, Pierce, Fenner & Smith
                                             Incorporated, as initial depositor,
                                             of its intent to resign.

                                        C.   Beneficial owners of at least 75%
                                             of outstanding Europe 2001 HOLDRS
                                             vote to dissolve and liquidate the
                                             trust.

                                        If a termination event occurs, the
                                        trustee will distribute the underlying
                                        securities to you as promptly as
                                        practicable after the termination event

                                        Upon termination of the depositary trust agreement and prior to distributing the underlying securities to you, the trustee will charge you a cancellation fee of up to $10.00 per round-lot of 100 Europe 2001 HOLDRS surrendered, along with any taxes or other governmental charges, if any.

United States Federal income
  tax consequences..................... The United States federal income tax laws will treat a U.S. holder of Europe
                                        2001 HOLDRS as directly owning the
                                        underlying securities. The Europe 2001
                                        HOLDRS themselves will not result in any U.S. federal tax consequences separate from the tax consequences associated with ownership of the underlying securities.

Listing................................ The Europe 2001 HOLDRS are listed on the
                                        American Stock Exchange under the symbol
                                        "EKH." On July 1, 2003, the last
                                        reported sale price of the Europe 2001
                                        HOLDRS on the American Stock Exchange
                                        was $47.45.

Trading................................ Investors are only able to acquire, hold, transfer and surrender a round-lot of 100 Europe 2001 HOLDRS. Bid and ask prices, however, are quoted per single Europe 2001 HOLDR.

Clearance and settlement............... Europe 2001 HOLDRS have been issued in book-entry form. Europe 2001 HOLDRS are
                                        evidenced by one or more global
                                        certificates that the trustee has
                                        deposited with The Depository Trust
                                        Company, referred to as DTC. Transfers
                                        within DTC will be in accordance with
                                        DTC's usual rules and operating
                                        procedures. For further information see
                                        "Description of Europe 2001 HOLDRS."

                                    THE TRUST

     General. This discussion highlights information about the Europe 2001 HOLDRS Trust. You should read this information and information about the depositary trust agreement, as well as the depositary trust agreement before you purchase Europe 2001 HOLDRS. The material terms of the depositary trust agreement are described in this prospectus under the heading "Description of the Depositary Trust Agreement."

     The Europe 2001 HOLDRS trust. The trust was formed pursuant to the depositary trust agreement, dated as of January 4, 2001. The Bank of New York is the trustee. The Europe 2001 HOLDRS Trust is not a registered investment company under the Investment Company Act of 1940.

     The Europe 2001 HOLDRS trust is intended to hold deposited shares for the benefit of owners of Europe 2001 HOLDRS. The trustee will perform only administrative and ministerial acts. The property of the trust consists of the underlying securities and all monies or other property, if any, received by the trustee. The trust will terminate on December 31, 2041, or earlier if a termination event occurs.

                        DESCRIPTION OF EUROPE 2001 HOLDRS

     The trust has issued Europe 2001 HOLDRS under the depositary trust agreement described in this prospectus under the heading "Description of the Depositary Trust Agreement." The trust may issue additional Europe 2001 HOLDRS on a continuous basis when an investor deposits the requisite underlying securities with the trustee.

     You may only acquire, hold, trade and surrender Europe 2001 HOLDRS in a round-lot of 100 Europe 2001 HOLDRS and round-lot multiples. The trust will only issue Europe 2001 HOLDRS upon the deposit of the whole shares of underlying securities that are represented by a round-lot of 100 Europe 2001 HOLDRS. In the event of a stock split, reverse stock split, or other distribution by the issuer of an underlying security that results in a fractional share becoming represented by a round-lot of Europe 2001 HOLDRS, the trust may require a minimum of more than one round-lot of 100 Europe 2001 HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Europe 2001 HOLDRS.

     Europe 2001 HOLDRS will represent your individual and undivided beneficial ownership interest in the specified underlying securities. The companies selected as part of this receipt program are listed above in the section entitled "Highlights of Europe 2001 HOLDRS--The Europe 2001 HOLDRS."

     Beneficial owners of Europe 2001 HOLDRS will have the same rights and privileges as they would have if they beneficially owned the underlying securities in "street name" outside of the trust. These include the right of investors to instruct the trustee to vote the securities, and to receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of an underlying security, as well as the right to cancel Europe 2001 HOLDRS to receive the underlying securities. See "Description of the Depositary Trust Agreement." Europe 2001 HOLDRS are not intended to change your beneficial ownership in the underlying securities under federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934.

     The trust will not publish or otherwise calculate the aggregate value of the underlying securities represented by a receipt. Europe 2001 HOLDRS may trade in the secondary market at prices that are lower than the aggregate value of the corresponding underlying securities. If, in such case, an owner of Europe 2001 HOLDRS wishes to realize the dollar value of the underlying securities, that owner will have to cancel the Europe 2001 HOLDRS. Such cancellation will require payment of fees and expenses as described in "Description of the Depositary Trust Agreement--Withdrawal of underlying securities."

     Europe 2001 HOLDRS are evidenced by one or more global certificates that the trustee has deposited with DTC and registered in the name of Cede & Co., as nominee for DTC. Europe 2001 HOLDRS are available only in book-entry form. Owners of Europe 2001 HOLDRS hold their Europe 2001 HOLDRS through DTC, if they are participants in DTC, or indirectly through entities that are participants in DTC.

                    DESCRIPTION OF THE UNDERLYING SECURITIES

     Selection criteria. The underlying securities of the Europe 2001 HOLDRS were, when the Europe 2001 HOLDRS were initially issued on January 17, 2001, the equity securities of a group of specified companies which, at the time of selection, were among the largest European companies whose securities are traded on a U.S. stock market, as measured in terms of worldwide market capitalization on November 14, 2000. The market capitalization of a company is determined by multiplying the market price of its securities by the number of its outstanding securities.

     Due to distributions of securities by underlying issuers, reconstitution events or other events, one or more of the issuers of the underlying securities may no longer have a market capitalization which ranks among the European companies with the largest market capitalization whose securities are traded on a U.S. stock market. In this case, the Europe 2001 HOLDRS may consist of securities issued by European companies that do not have the largest market capitalization. In addition, as a result of a reconstitution event or a distribution of securities, the securities of a non-European company may be included in the Europe 2001 HOLDRS. Merrill Lynch, Pierce, Fenner & Smith Incorporated will determine, in its sole discretion, whether the issuer of a particular underlying security continues to have a leading market capitalization and will undertake to make adequate disclosure when necessary.

     Underlying securities. For a list of the underlying securities represented by Europe 2001 HOLDRS, please refer to "Highlights of Europe 2001 HOLDRS--The Europe 2001 HOLDRS." If the underlying securities change because of a reconstitution event or as a result of a distribution of securities by an underlying issuer or other event, a revised list of underlying securities will be set forth in a prospectus supplement and filed with the SEC on a periodic basis.

     No investigation. The trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and any affiliate of these entities, have not performed any investigation or review of the selected companies, including the public filings by the companies. Accordingly, before you acquire Europe 2001 HOLDRS, you should consider publicly available financial and other information about the issuers of the underlying securities. See "Risk Factors" and "Where You Can Find More Information." Investors and market participants should not conclude that the inclusion of a company in the list is any form of investment recommendation of that company by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated or any of their affiliates.

     General background and historical information. For a brief description of the business of each of the issuers of the underlying securities and monthly pricing information showing the historical performance of each underlying issuer's securities see "Annex A."

     The following table and graph set forth the composite performance of all of the underlying securities currently represented by a single Europe 2001 HOLDR, measured at the close of the business day on July 27, 2000, the first date when all of the underlying securities were publicly traded, and thereafter as of the end of each month through June 30, 2003. The performance table and graph data are adjusted for any splits that may have occurred over the measurement period. Past movements of the underlying securities are not necessarily indicative of future values.

        2000           Value         2001             Value          2002           Value        2003         Value
        ----           -----         ----             -----          ----           -----        ----         -----
July 27.............   113.02   January 31.....       88.89   January 31.........   60.46   January 31.....   41.41
July 31.............   110.87   February 28....       76.89   February 28........   58.12   February 28....   39.52
August 31...........   114.78   March 30.......       68.96   March 29.......       61.06   March 31.......   39.60
September 29........   102.16   April 30.......       77.51   April 30.......       56.91   April 30.......   44.43
October 31..........    96.28   May 31.........       73.54   May 31.........       54.38   May 30.........   47.57
November 30.........    81.39   June 29........       70.15   June 28........       50.64   June 30........   47.88
December 29.........    84.07   July 31........       68.85   July 31........       44.67
                                August 31......       64.95   August 30......       43.99
                                September 28...       54.15   September 30...       37.90
                                October 31.....       57.74   October 31.....       42.06
                                November 30....       61.47   November 29....       45.05
                                December 31....       63.56   December 31....       41.86

                                [GRAPHIC OMITTED]

                  DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT

     General. The depositary trust agreement, dated as of January 4, 2001, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Bank of New York, as trustee, other depositors and the owners of the Europe 2001 HOLDRS, provides that Europe 2001 HOLDRS will represent an owner's undivided beneficial ownership interest in the securities of the underlying companies.

     The trustee. The Bank of New York serves as trustee. The Bank of New York, which was founded in 1784, was New York's first bank and is the oldest bank in the country still operating under its original name. The Bank is a state-chartered New York banking corporation and a member of the Federal Reserve System. The Bank conducts a national and international wholesale banking business and a retail banking business in the New York City, New Jersey and Connecticut areas, and provides a comprehensive range of corporate and personal trust, securities processing and investment services. In addition, The Bank of New York acts as depositary for some foreign issuers whose American depositary shares are included in the Europe 2001 HOLDRS.

     Issuance, transfer and surrender of Europe 2001 HOLDRS. You may create and cancel Europe 2001 HOLDRS only in round-lots of 100 Europe 2001 HOLDRS. You may create Europe 2001 HOLDRS by delivering to the trustee the requisite underlying securities. The trust will only issue Europe 2001 HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Europe 2001 HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Europe 2001 HOLDRS, the trust may require a minimum of more than one round-lot of 100 Europe 2001 HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Europe 2001 HOLDRS. Similarly, you must surrender Europe 2001 HOLDRS in integral multiples of 100 Europe 2001 HOLDRS to withdraw deposited shares from the trust. The trustee will not deliver fractional shares of underlying securities, and to the extent that any cancellation of Europe 2001 HOLDRS would otherwise require the delivery of fractional shares, the trust will deliver cash in lieu of such shares. You may request withdrawal of your deposited shares during the trustee's normal business hours. The trustee expects that in most cases it will deliver your deposited shares within one business day of your withdrawal request.

     Voting rights. The trustee will deliver to you proxy soliciting materials provided by issuers of the deposited shares so as to permit you to give the trustee instructions as to how to vote on matters to be considered at any annual or special meetings held by issuers of the underlying securities.

     Under the depositary trust agreement, any beneficial owner of Europe 2001 HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated, owning Europe 2001 HOLDRS for its own proprietary account as principal, will have the right to vote to dissolve and liquidate the trust.

     Distributions. You will be entitled to receive, net of trustee fees, distributions of cash, including dividends, securities or property, if any, made with respect to the underlying securities. The trustee will use its reasonable efforts to ensure that it distributes these distributions as promptly as practicable after the date on which it receives the distribution. Therefore, you may receive your distributions substantially later than you would have had you held the underlying securities directly. Any distributions of securities by an issuer of underlying securities will be deposited into the trust and will become part of the Europe 2001 HOLDRS if such securities are listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities the rights will be made available to you through the trustee, if practicable and if the rights and the securities that those rights relate to are exempt from registration or are registered under the Securities Act. Otherwise, if practicable, the rights will be disposed of and the proceeds provided to you by the trustee. In all other cases, the rights will lapse.

     You will be obligated to pay any tax or other charge that may become due with respect to Europe 2001 HOLDRS. The trustee may deduct the amount of any tax or other governmental charge from a distribution before making payment to you. In addition, the trustee will deduct its quarterly custody fee of $2.00 for each round-lot of 100 Europe 2001 HOLDRS from quarterly dividends, if any, paid to the trustee by the issuers of the underlying securities. With respect to the aggregate custody fee payable in any calendar year for each Europe 2001 HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

     Record dates. With respect to dividend payments and voting instructions, the trustee expects to fix the trust's record dates as close as possible to the record date fixed by the issuer of the underlying securities.

     Shareholder communications. The trustee promptly will forward to you all shareholder communications that it receives from issuers of the underlying securities.

     Withdrawal of underlying securities. You may surrender your Europe 2001 HOLDRS and receive underlying securities during the trustee's normal business hours and upon the payment of applicable fees, taxes or governmental charges, if any. You should receive your underlying securities no later than the business day after the trustee receives your request. If you surrender Europe 2001 HOLDRS in order to receive underlying securities, you will pay to the trustee a cancellation fee of up to $10.00 per round-lot of 100 Europe 2001 HOLDRS.

     Further issuances of Europe 2001 HOLDRS. The depositary trust agreement provides for further issuances of Europe 2001 HOLDRS on a continuous basis without your consent.

     Reconstitution events. The depositary trust agreement provides for the automatic distribution of underlying securities to you in the following four circumstances:

     A. If an issuer of underlying securities no longer has a class of securities registered under section 12 of the Securities Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Europe 2001 HOLDRS.

     B. If the SEC finds that an issuer of underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Europe 2001 HOLDRS.

     C. If the underlying securities of an issuer cease to be outstanding as a result of a merger, consolidation or other corporate combination, the trustee will distribute the consideration paid by and received from the acquiring company to the beneficial owners of Europe 2001 HOLDRS, unless the consideration received is securities that are listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. In this case, the securities received will be treated as additional underlying securities and will be deposited into the trust.

     D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through the Nasdaq National Market System and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the securities are delisted.

     To the extent a distribution of underlying securities is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event. However, any distributions of securities that are listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System will be deposited into the trust and will become part of the Europe 2001 HOLDRS.

     Termination of the trust. The trust will terminate if the trustee resigns and no successor trustee is appointed by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, within 60 days from the date the trustee provides notice to Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, of its intent to resign. Upon termination, the beneficial owners of Europe 2001 HOLDRS will surrender their Europe 2001 HOLDRS as provided in the depositary trust agreement, including payment of any fees of the trustee or applicable taxes or governmental charges due in connection with delivery to the owners of the underlying securities. The trust also will terminate if Europe 2001 HOLDRS are delisted from the American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Europe 2001 HOLDRS are delisted. Finally, the trust will terminate if 75% of the owners of outstanding Europe 2001 HOLDRS other than Merrill Lynch, Pierce, Fenner & Smith Incorporated vote to dissolve and liquidate the trust.

     If a termination event occurs, the trustee will distribute the underlying securities to you as promptly as practicable after the termination event occurs.

     Amendment of the depositary trust agreement. The trustee and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, may amend any provisions of the depositary trust agreement without the consent of any other depositor or any of the owners of the Europe 2001 HOLDRS. Promptly after the execution of any amendment to the agreement, the trustee must furnish or cause to be furnished written notification of the substance of the amendment to each owner of Europe 2001 HOLDRS. Any amendment that imposes or increases any fees or charges, subject to exceptions, or that otherwise prejudices any substantial existing right of the owners of Europe 2001 HOLDRS will not become effective until 30 days after notice of the amendment is given to the owners of Europe 2001 HOLDRS.

     Issuance and cancellation fees. If you wish to create Europe 2001 HOLDRS by delivering to the trust the requisite underlying securities, the trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Europe 2001 HOLDRS. If you wish to cancel your Europe 2001 HOLDRS and withdraw your underlying securities, the trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Europe 2001 HOLDRS issued. The trustee may negotiate either of these fees depending on the volume, frequency and size of the issuance or cancellation transactions.

     Commissions. If you choose to create or cancel Europe 2001 HOLDRS you will be responsible for paying any sales commissions associated with your purchase of the underlying securities that are charged by your broker, whether it be Merrill Lynch, Pierce, Fenner & Smith Incorporated or another broker, in addition to the issuance fee described above.

     Custody fees. The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Europe 2001 HOLDRS to be deducted from any dividend payments or other cash distributions on underlying securities received by the trustee. With respect to the aggregate custody fee payable in any calendar year for each Europe 2001 HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year. The trustee cannot recapture unpaid custody fees from prior years.

     Address of the trustee. The Bank of New York, ADR Department, 101 Barclay Street, New York, New York 10286.

     Governing law. The depositary trust agreement and the Europe 2001 HOLDRS are governed by the laws of the State of New York. The trustee will provide the depositary trust agreement to any owner of the underlying securities free of charge upon written request.

     Duties and immunities of the trustee. The trustee assumes no responsibility or liability for, and makes no representations as to, the validity or sufficiency, or as to the accuracy of the recitals, if any, set forth in the Europe 2001 HOLDRS.

     The trustee has undertaken to perform only those duties as are specifically set forth in the depositary trust agreement. Subject to the preceding sentence, the trustee is liable for its own negligence or misconduct except for good faith errors in judgment so long as the trustee is not negligent in ascertaining the relevant facts.

                  UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

General

     The following discussion represents the opinion of Shearman & Sterling LLP, our special U.S. federal income tax counsel, as to the principal U.S. federal income tax consequences relating to the Europe 2001 HOLDRS for:

     o    a citizen or resident of the United States;

     o a corporation or partnership created or organized in the United States or under the laws of the United States;

     o an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source;

     o a trust if either (i) it is subject to the primary supervision of a U.S. court and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person (each of the above, a "U.S. receipt holder"); and

     o any person other than a U.S. receipt holder (a "non-U.S. receipt holder").

     This discussion is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change, possibly on a retroactive basis. The discussion does not deal with all U.S. federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules, such as (without limitation) tax-exempt entities, banks, dealers in securities, U.S. receipt holders whose functional currency is not the U.S. dollar, and investors who acquire or hold any Europe 2001 HOLDRS as part of a conversion, straddle or other hedging transaction. In addition, this discussion generally is limited to investors who will hold the Europe 2001 HOLDRS as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). Moreover, this discussion does not address Europe 2001 HOLDRS held by a foreign partnership or other foreign flow through entities. We recommend that you consult with your own tax advisor.

Taxation of the trust

     The trust will provide for flow through tax consequences as it will be treated as a grantor trust or custodial arrangement for U.S. federal income tax purposes.

Taxation of Europe 2001 HOLDRS

     A receipt holder purchasing and owning Europe 2001 HOLDRS will be treated, for U.S. federal income tax purposes, as directly owning a proportionate share of the underlying securities represented by Europe 2001 HOLDRS. Consequently, if there is a taxable cash distribution on an underlying security, a holder will recognize income with respect to the distribution at the time the distribution is received by the trustee, not at the time that the holder receives the cash distribution from the trustee.

     Pursuant to recently enacted legislation, qualified dividend income received in respect of Europe 2001 HOLDRS by U.S. receipt holders who are individuals, trusts and estates will be eligible for U.S. federal income taxation at preferential rates. Qualified dividend income includes dividends received from domestic corporations and "qualified foreign corporations," as such term is defined below under "Special considerations with respect to underlying securities of foreign issuers." In order for such dividends to qualify for the preferential rates, specific minimum holding period requirements must be met, and for this purpose, a U.S. receipt holder's holding period with respect to an underlying security may be tolled for any period in which such holder has diminished its risk of loss in respect of such security by (for example) entering into a hedging transaction. Special rules apply to a U.S. receipt holder who leverages its investment in Europe 2001 HOLDRS.

     A receipt holder will determine its initial tax basis in each of the underlying securities by allocating the purchase price for the Europe 2001 HOLDRS among the underlying securities based on their relative fair market values at the time of purchase. Similarly, when a holder sells a receipt, it will determine the amount realized with respect to each security by allocating the sales price among the underlying securities based on their relative fair market values at the time of sale. A holder's gain or loss with respect to each security will be computed by subtracting its adjusted basis in the security from the amount realized on the security. With respect to purchases of Europe 2001 HOLDRS for cash in the secondary market, a receipt holder's aggregate tax basis in each of the underlying securities will be equal to the purchase price of the Europe 2001 HOLDRS. Similarly, with respect to sales of Europe 2001 HOLDRS for cash in the secondary market, the amount realized with respect to a sale of Europe 2001 HOLDRS will be equal to the aggregate amount realized with respect to each of the underlying securities.

     The distribution of any securities by the trust upon the surrender of Europe 2001 HOLDRS, the occurrence of a reconstitution event, or a termination event will not be a taxable event, except to the extent that cash is distributed in lieu of fractional shares. The receipt holder's holding period with respect to the distributed securities will include the period that the holder held the securities through the trust.

Brokerage fees and custodian fees

     The brokerage fee incurred in purchasing a receipt will be treated as part of the cost of the underlying securities. Accordingly, a holder includes this fee in its tax basis in the underlying securities. A holder will allocate the brokerage fee among the underlying securities using either a fair market value allocation or pro rata based on the number of shares of each underlying security. Similarly, the brokerage fee incurred in selling Europe 2001 HOLDRS will reduce the amount realized with respect to the underlying securities.

     A holder will be required to include in its income the full amount of dividends paid on the underlying securities, even though the depositary trust agreement provides that the custodian fees will be deducted directly from any dividends paid. These custodian fees will be treated as an expense incurred in connection with a holder's investment in the underlying securities and may be deductible. If a holder is an individual, estate or trust, however, the deduction of its share of custodian fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Special considerations with respect to underlying securities of foreign issuers

     If any of the underlying securities are securities of foreign issuers, the gross amount of any taxable cash distribution will not be eligible for the dividends received deduction generally allowed to corporate U.S. receipt holders.

     As discussed above, dividends received by certain U.S. receipt holders from an issuer of underlying securities that is a "qualified foreign corporation" will be eligible for U.S. federal income taxation at preferential rates under recently enacted legislation. A qualified foreign corporation includes:

     o a foreign corporation that is eligible for the benefits of a comprehensive U.S. income tax treaty that includes an exchange of information program, and

     o a foreign corporation if the stock to which the dividend is paid is readily tradable on an established market in the United States,

but will not include:

     o    a passive foreign investment company (as defined below),

     o a foreign personal holding company (as specially defined in the Code), or

     o    a foreign investment company (as specially defined in the Code).

     The Treasury Department is expected to issue guidance regarding these requirements.

     If a foreign issuer pays a dividend in a currency other than in U.S. dollars, the amount of the dividend for U.S. federal income tax purposes will be the U.S. dollar value (determined at the spot rate on the date of the payment) regardless of whether the payment is later converted into U.S. dollars. In this case, the U.S. receipt holder may recognize ordinary income or loss as a result of currency fluctuations between the date on which the dividend is paid and the date the dividend amount is converted into U.S. dollars.

     Subject to certain conditions and limitations, any foreign tax withheld on dividends may be deducted from taxable income or credited against a U.S. receipt holder's U.S. federal income tax liability. The limitation on foreign taxes eligible for the U.S. foreign tax credit is calculated separately with respect to specific classes of income. For this purpose, dividends distributed by a foreign issuer generally will constitute "passive income" or, in the case of some U.S. holders, "financial services income." For purposes of the U.S. foreign tax credit limitation, dividends received by a U.S. receipt holder with respect to an underlying security of a foreign issuer generally will be treated as foreign source income while any gain or loss recognized from the sale of such security generally will be treated as from sources within the United States. The rules relating to the determination of the foreign tax credit are complex and we recommend that U.S. receipt holders consult their own tax advisors to determine whether and to what extent a credit would be available.

     Dividends and distributions made by a foreign issuer may be subject to a foreign withholding tax. Some foreign issuers may make arrangements through which holders of their American depositary shares or global shares can apply for a refund of withheld taxes. With respect to these issuers, holders of Europe 2001 HOLDRS may be able to use these arrangements to apply for a refund of withheld taxes. In some cases, however, the holders of Europe 2001 HOLDRS may have to independently apply to a foreign tax authority for a refund of withheld taxes.

     Additionally, special U.S. federal income tax rules apply to U.S. persons owning shares of a "passive foreign investment company" (a "PFIC"). To our knowledge, none of the foreign issuers of the underlying securities is currently a PFIC and none anticipate becoming a PFIC in the future, although no assurances can be made that the applicable tax law or other relevant circumstances will not change in a manner which affects the PFIC determination. A foreign corporation generally will be classified as a PFIC for U.S. federal income tax purposes in any taxable year in which, after applying relevant look-through rules, either:

     o    at least 75% of its gross income is "passive income;" or

     o on average at least 50% of the gross value of its assets is attributable to assets that produce "passive income" or are held for the production of passive income.

     Passive income for this purpose generally includes dividends, interest, royalties, rents, and gains from commodities and securities transactions.

     If a corporation were classified as a PFIC, a U.S. receipt holder could be subject to increased tax liability, possibly including an interest charge, upon the sale or other disposition of the Europe 2001 HOLDRS or of the underlying securities or upon the receipt of "excess distributions," unless the U.S. receipt holder has made one of certain elections (to the extent available under specific rules) including an election to be taxed currently on its pro rata portion of the corporation's income, whether or not the income was distributed in the form of dividends or otherwise.

Non-U.S. receipt holders

     A non-U.S. receipt holder generally will be subject to U.S. withholding tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty with respect to dividends received on underlying securities of U.S. issuers. However, if that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder, then those dividends will be exempt from withholding tax, provided the holder complies with applicable certification and disclosure requirements.

     A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to dividends received on any underlying securities of a foreign issuer, unless that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder.

     With respect to dividends of U.S. and any foreign issuers, a non-U.S. receipt holder's dividends that are effectively connected with a U.S. trade or business or dividends attributable to a permanent establishment, net of relevant deductions and credits, will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons. In addition to this graduated tax, effectively connected dividends or dividends attributable to a permanent establishment received by a corporate non-U.S. receipt holder may also be subject to a branch profits tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty. Under some circumstances, a non- U.S. receipt holder whose dividends are so effectively connected or attributable shall be entitled to a dividends received deduction equal to 70% or 80% of the amount of the dividend.

     A non-U.S. receipt holder that is eligible for a reduced rate of withholding tax pursuant to a tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the Internal Revenue Service.

     A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to gain recognized upon the sale or other disposition of Europe 2001 HOLDRS or of the underlying securities unless:

     o that gain is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder,

     o in the case of any gain realized by an individual non-U.S. receipt holder, the holder is present in the United States for 183 days or more in the taxable year of the sale or other disposition and certain other conditions are met, or

     o the underlying securities issuer is or has been a U.S. real property holding corporation for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the disposition or the period during which the non-U.S. receipt holder held the common stock of such issuer and (a) the common stock is not considered to be "regularly traded on an established securities market" or (b) the non-U.S. receipt holder owned, actually or constructively, at any time during the shorter of the periods described above, more than 5% of the common stock of such issuer.

     Effectively connected or attributable gains generally will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons, and may, in the case of a corporate non-U.S. receipt holder, also be subject to the branch profits tax. We recommend that non-U.S. receipt holders consult their own tax advisors to determine whether any applicable tax treaties provide for different rules.

Backup withholding and information reporting

     Information returns will be filed with the Internal Revenue Service in connection with dividend payments made with respect to the underlying securities, or the proceeds of the sale or other disposition of the receipts (or the underlying securities). If you are a non-corporate U.S. receipt holder, you will be subject to U.S. backup withholding tax at the applicable rate on these payments unless you provide your taxpayer identification number to the paying agent and comply with certain certification procedures. If you are a non-U.S. receipt holder, you may have to comply with certification procedures to establish that you are not a U.S. person in order to avoid the information reporting and backup withholding tax requirements. However, payments of dividends to non-U.S. receipt hlders will be reported on Internal Revenue Service Form 1042-S even if such payments are not otherwise subject to the information reporting requirements.

     The amount of any backup withholding from a payment to you will be allowed as a credit against your U.S. federal income tax liability and may entitle you to a refund, provided that the required information is furnished to the Internal Revenue Service.

     The preceding discussion does not address all aspects of U.S. federal income taxation that may be relevant in light of a non-U.S. receipt holder's or an issuer's particular facts and circumstances. We recommend that investors consult their own tax advisors.

                              ERISA CONSIDERATIONS

     Any plan fiduciary which proposes to have a plan acquire Europe 2001 HOLDRS should consult with its counsel with respect to the potential applicability of ERISA and the Internal Revenue Code to this investment and whether any exemption would be applicable and determine on its own whether all conditions have been satisfied. Moreover, each plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an acquisition of Europe 2001 HOLDRS is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.

                              PLAN OF DISTRIBUTION

     In accordance with the depositary trust agreement, the trust issued Europe 2001 HOLDRS to Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch, Pierce, Fenner & Smith Incorporated has deposited the underlying securities to receive Europe 2001 HOLDRS. The trust delivered the initial distribution of Europe 2001 HOLDRS against deposit of the underlying securities in New York, New York on approximately January 17, 2001.

     Investors who purchase Europe 2001 HOLDRS through a fee-based brokerage account will pay fees charged by the brokerage account. We recommend that investors review the terms of their brokerage accounts for details on applicable charges.

     Members of the selling group have from time to time provided investment banking and other financial services to some of the issuers of the underlying securities and expect in the future to provide these services, for which they have received and will receive customary fees and commissions. They also may have served as counterparties in other transactions with some of the issuers of the underlying securities.

     Merrill Lynch, Pierce, Fenner & Smith Incorporated has used and may continue to use this prospectus, as updated from time to time, in connection with offers and sales related to market-making transactions in the Europe 2001 HOLDRS. Merrill Lynch, Pierce, Fenner & Smith Incorporated may act as principal or agent in these transactions. Market-making sales will be made at prices related to prevailing market prices at the time of sale.

     Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to indemnify the trustee against some civil liabilities related to acts performed or not performed by the trustee in accordance with the depositary trust agreement or periodic reports filed or not filed with the SEC with respect to the Europe 2001 HOLDRS. Should a court determine not to enforce the indemnification provision, Merrill Lynch, Pierce, Fenner & Smith Incorporated also has agreed to contribute to payments the trustee may be required to make with respect to these liabilities.

                                  LEGAL MATTERS

     Legal matters, including the validity of the Europe 2001 HOLDRS, were passed upon for Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial depositor and the underwriter in connection with the initial offering of Europe 2001 HOLDRS, by Shearman & Sterling LLP, New York, New York. Shearman & Sterling LLP, as special U.S. tax counsel to the trust, also rendered an opinion regarding the material U.S. federal income tax consequences relating to the Europe 2001 HOLDRS.

                       WHERE YOU CAN FIND MORE INFORMATION

     Merrill Lynch, Pierce, Fenner & Smith Incorporated has filed a registration statement on Form S-1 with the SEC covering the Europe 2001 HOLDRS. While this prospectus is a part of the registration statement, it does not contain all the exhibits filed as part of the registration statement. You should consider reviewing the full text of those exhibits.

     The registration statement is available over the Internet at the SEC's Web site at http://www.sec.gov. You also may read and copy the registration statement at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for more information on the public reference rooms and their copy charges. Merrill Lynch, Pierce, Fenner & Smith Incorporated will not file any reports pursuant to the Exchange Act. The trust will file modified reports pursuant to the Securities Exchange Act of 1934.

     Since the securities of the issuers of the underlying securities are registered under the Securities Exchange Act of 1934, the issuers of the underlying securities are required to file periodically financial and other information specified by the SEC. For more information about the issuers of the underlying securities, information provided to or filed with the SEC by the issuers of the underlying securities with respect to their registered securities can be inspected at the SEC's public reference facilities or accessed through the SEC's Web site referenced above. However, some of the issuers of the underlying securities may be considered foreign issuers. The requirements for filing periodic financial and other information for foreign issuers differ from that of domestic issuers. In particular, foreign issuers are not required to file quarterly reports with the SEC and are not required to file periodic financial and other information on EDGAR. Therefore, this information may not be accessible through the SEC's Web site. Information regarding the issuers of the underlying securities may also be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated information.

     The trust and the selling group and their affiliates are not affiliated with the issuers of the underlying securities, and the issuers of the underlying securities have no obligations with respect to Europe 2001 HOLDRS. This prospectus relates only to Europe 2001 HOLDRS and does not relate to the other securities of the issuers of the underlying securities. The information in this prospectus regarding the issuers of the underlying securities has been derived from the publicly available documents described in the preceding paragraph. We have not participated in the preparation of these documents or made any due diligence inquiries with respect to the issuers of the underlying securities in connection with Europe 2001 HOLDRS. We make no representation that these publicly available documents or any other publicly available information regarding the issuers of the underlying securities are accurate or complete. Furthermore, we cannot assure you that all events occurring prior to the date of this prospectus, including events that would affect the accuracy or completeness of the publicly available documents described in the preceding paragraph, that would affect the trading price of the securities of the issuers of the underlying securities, and therefore the offering and trading prices of the Europe 2001 HOLDRS have been publicly disclosed.

                                     ANNEX A

     This annex forms an integral part of the prospectus.

     The following tables provide a brief description of the business of each of the issuers of the underlying securities and set forth the split-adjusted closing market prices, as reported on the applicable primary U.S. trading market, of each of the underlying securities in each month during 1998, 1999, 2000, 2001 and 2002, through June 2003 A table outlining the primary U.S. stock market on which the securities of the issuers are listed can be found on page
11. The foreign stock market or markets on which the equity securities of the foreign issuers included in the Europe 2001 HOLDRS, if any, are listed are described below. An asterisk (*) denotes that no shares of the issuer were trading on a U.S. stock market during that month. The historical prices of the underlying securities should not be taken as an indication of future performance.

                                AEGON N.V. (AEG)

     AEGON N.V. is a limited liability stock company and international insurance group. AEGON provides life insurance, pension and related savings and investment products. AEGON is also involved in accident and health insurance, property and casualty insurance and it also has some banking activities. AEGON primarily operates in the United States, the United Kingdom, The Netherlands, Hungary and Canada. AEGON's products are offered through independent intermediaries and financial advisers, financial institutions, brokers, direct marketing and business partners. New York registered shares of AEGON included in the Europe 2001 HOLDRS are traded through the New York Stock Exchange. Shares of AEGON also trade on the Amsterdam, Frankfurt, London, Tokyo and Zurich stock exchanges.

              Closing            Closing             Closing            Closing            Closing             Closing
    1998      Price     1999     Price     2000      Price     2001     Price     2002     Price     2003      Price
    ----      -----     ----     -----     ----      -----     ----     -----     ----     -----     ----      -----
January       22.78   January    53.22   January     34.98   January    35.91   January    22.60   January     12.23
February      27.06   February   50.30   February    33.47   February   33.59   February   20.77   February    10.14
March         29.16   March      43.21   March       38.70   March      28.12   March      23.50   March        7.26
April         31.94   April      45.73   April       34.80   April      32.63   April      22.38   April       10.28
May           38.13   May        39.00   May         34.74   May        25.74   May        20.65   May          9.61
June          41.59   June       35.55   June        34.25   June       27.31   June       19.57   June        10.04
July          44.11   July       36.60   July        37.02   July       26.71   July       12.88
August        41.11   August     41.73   August      37.74   August     29.04   August     13.95
September     37.50   September  41.59   September   35.70   September  25.10   September   9.07
October       42.01   October    44.20   October     38.82   October    24.12   October    12.88
November      50.96   November   43.33   November    39.06   November   25.58   November   15.35
December      58.77   December   45.91   December    39.84   December   25.74   December   12.34


     The closing price on July 1, 2003 was $10.02.


                                  ALCATEL (ALA)

         Alcatel provides telecommunications equipment and systems, including end-to-end communications solutions, enabling carriers, service providers, and enterprisers. Alcatel's interaction management products are designed to extend the capabilities of a company's Internet, computer, telecommunications and database systems. Alcatel's product categories include ADSL modems, customer solutions, solutions for service providers, solutions for enterprises and technologies. American depositary receipts evidencing American depositary shares of Alcatel are included in the Europe 2001 HOLDRS and are traded on the New York Stock Exchange. Shares of Alcatel also trade on the Paris, Amsterdam, Antwerp, Basel, Brussels, Frankfurt, Geneva, Stockholm, Tokyo and Zurich stock exchanges, as well as through the European Association of Securities Dealers Automated Quotation System.

               Closing             Closing              Closing             Closing              Closing              Closing
    1998       Price      1999     Price       2000     Price      2001     Price       2002     Price       2003     Price
    ----       -----      ----     -----       ----     -----      ----     -----       ----     -----       ----     -----

January         26.06  January       23.00  January       40.06  January      58.50  January       15.39  January        7.26
February        26.19  February      21.69  February      47.25  February     38.72  February      13.69  February       7.09
March           38.00  March         22.81  March         43.12  March        28.76  March         14.17  March          6.89
April           36.25  April         24.31  April         45.13  April        32.46  April         12.61  April          8.06
May             43.25  May           23.69  May           54.56  May          25.27  May           11.51  May            9.24
June            40.69  June          28.38  June          66.50  June         20.74  June           7.11  June           8.95
July            39.38  July          30.88  July          73.13  July         17.40  July           5.21
August          30.00  August        30.94  August        82.75  August       15.60  August         5.03
September       17.00  September     27.75  September     62.88  September    11.60  September      2.33
October         22.00  October       30.69  October       62.38  October      14.93  October        4.89
November        25.88  November      38.00  November      50.50  November     18.01  November       5.71
December        24.44  December      45.00  December      55.94  December     16.55  December       4.44

     The closing price on July 1, 2003 was $8.97.

                              AMDOCS LIMITED (DOX)

         Amdocs Limited provides software products and related services for major companies in North America. Amdocs products are primarily related to customer care, billing and order management systems. Amdocs products support a range of communications services including wireline, wireless, cable television, broadband, electronic commerce and Internet services. Amdocs offers a range of directory sales and publishing systems to publishers of both traditional yellow and white page directories and electronic Internet directories. Amdocs also provides customization, implementation, system integration, ongoing support, system enhancement, maintenance and outsourcing services. Ordinary shares of Amdocs, included in the Europe 2001 HOLDRS, are traded through the New York Stock Exchange.

              Closing            Closing            Closing             Closing            Closing            Closing
    1998      Price     1999     Price     2000     Price      2001     Price     2002     Price     2003     Price
    ----      -----     ----     -----     ----     -----      ----     -----     ----     -----     ----     -----
January         *     January    21.75   January     53.19   January    78.31   January    36.25   January     12.99
February        *     February   24.38   February    74.19   February   65.01   February   28.25   February    13.13
March           *     March      21.63   March       74.00   March      47.90   March      26.65   March       13.28
April           *     April      26.88   April       67.69   April      58.90   April      21.73   April       17.66
May             *     May        22.94   May         61.94   May        61.80   May        18.60   May         19.51
June          15.13   June       22.75   June        76.75   June       53.85   June        7.55   June        24.00
July          13.69   July       26.63   July        67.19   July       45.07   July        7.35
August         9.00   August     26.25   August      71.44   August     38.30   August      7.69
September     11.31   September  21.00   September   62.38   September  26.65   September   6.40
October       13.00   October    27.88   October     64.81   October    26.11   October     6.98
November      15.38   November   35.19   November    54.13   November   33.07   November   11.50
December      17.13   December   34.50   December    66.25   December   33.97   December    9.82

     The closing price on July 1, 2003 was $24.09.

                           ARM HOLDINGS P.L.C. (ARMHY)

     ARM Holdings p.l.c. provides 16/32-bit embedded reduced instruction set computer (RISC) microprocessor solutions. ARM licenses and sells its technology and products to electronics companies. ARM also provides support required in developing complete systems. American depositary receipts evidencing American depositary shares of ARM are included in the Europe 2001 HOLDRS and are traded through the Nasdaq National Market System. Shares of ARM also trade on the London International Stock Exchange.

               Closing             Closing              Closing             Closing              Closing              Closing
    1998       Price      1999     Price       2000     Price      2001     Price       2002     Price       2003     Price
    ----       -----      ----     -----       ----     -----      ----     -----       ----     -----       ----     -----
January          *     January        4.00  January       37.79  January      23.06  January       14.35  January        2.37
February         *     February       5.78  February      46.73  February     13.25  February      11.95  February       2.53
March            *     March          6.63  March         35.55  March        13.75  March         12.35  March          2.44
April            2.02  April          6.50  April         31.75  April        15.70  April          9.70  April          3.08
May              1.78  May            5.84  May           25.88  May          14.52  May            7.95  May            3.95
June             3.06  June           6.98  June          32.88  June         11.90  June           6.52  June           3.39
July             3.09  July           9.48  July          34.31  July         12.35  July           7.08
August           2.55  August         8.43  August        40.88  August       12.43  August         7.23
September        2.25  September      9.40  September     32.94  September    10.55  September      5.90
October          2.35  October       16.95  October       30.00  October      15.40  October        2.73
November         2.70  November      29.60  November      18.31  November     16.27  November       3.28
December         3.01  December      38.30  December      22.56  December     15.59  December       2.63

     The closing price on July 1, 2003 was $3.50.


                          ASM INTERNATIONAL N.V. (ASMI)

         ASM International N.V. designs, manufactures and sells equipment and systems used to produce semiconductor devices, or integrated circuits. ASM's production equipment and solutions are used by both the front-end and back-end segments of the semiconductor market. Front-end equipment performs various fabrication processes to create the silicon wafer. Back-end equipment separates these processed wafers into numerous individual pieces and assembles, packages and tests the pieces to create semiconductor devices. New York registered shares of ASM included in the Europe 2001 HOLDRS are traded through the Nasdaq National Market System. Shares of ASM also trade on the Amsterdam Stock Exchange.

               Closing             Closing              Closing             Closing              Closing              Closing
    1998       Price      1999     Price       2000     Price      2001     Price       2002     Price       2003     Price
    ----       -----      ----     -----       ----     -----      ----     -----       ----     -----       ----     -----
January         10.16  January        5.69  January       25.25  January      19.00  January       18.88  January       11.54
February        12.19  February       5.00  February      32.63  February     13.50  February      21.37  February      10.99
March           11.13  March          3.63  March         29.00  March        17.69  March         26.11  March          9.98
April           11.06  April          4.69  April         34.50  April        25.10  April         23.00  April         13.63
May              9.75  May            5.19  May           25.88  May          22.13  May           19.40  May           15.46
June             8.00  June           7.44  June          26.50  June         19.85  June          17.26  June          14.87
July             8.38  July           8.00  July          26.00  July         22.65  July          14.09
August           5.81  August         7.38  August        25.13  August       21.47  August        12.52
September        4.50  September      8.38  September     17.50  September    11.50  September      9.05
October          4.00  October        8.41  October       16.06  October      15.91  October       12.70
November         5.50  November      16.25  November      11.38  November     14.81  November      14.80
December         5.25  December      23.00  December       9.31  December     19.51  December      12.90

     The closing price on July 1, 2003 was $14.85.

                            ASML HOLDING N.V. (ASML)

         ASML Holding N.V. is a technology company engaged in the development, production, marketing and servicing of advanced semiconductor processing equipment. These systems are essential in the fabrication of modern integrated circuits. On May 22, 2001 ASML merged with Silicon Valley Group Inc. As a result of this merger, ASML became a multi-product company whose portfolio expanded from strictly imaging tools to include photo resist processing tracks and thermal equipment. New York registered shares of ASML, included in the Europe 2001 HOLDRS, are traded through the Nasdaq National Market System. Shares of ASML also trade through the Nasdaq National Market System and on the Amsterdam Stock Exchange.

               Closing              Closing              Closing             Closing              Closing              Closing
    1998       Price       1999     Price       2000     Price      2001     Price       2002     Price       2003     Price
    ----       -----       ----     -----       ----     -----      ----     -----       ----     -----       ----     -----
January          11.58  January       15.50  January       40.98  January      28.50  January       18.95  January        8.01
February         15.56  February      13.21  February      42.71  February     21.19  February      20.35  February       7.23
March            15.41  March         15.00  March         37.25  March        21.69  March         25.37  March          6.57
April            15.27  April         13.00  April         40.00  April        27.07  April         22.33  April          8.81
May              12.77  May           14.71  May           35.56  May          23.26  May           18.54  May           10.05
June              9.69  June          19.79  June          44.13  June         22.25  June          15.12  June           9.57
July              9.56  July          20.25  July          39.75  July         20.47  July          11.85
August            5.88  August        21.04  August        38.13  August       18.18  August        10.24
September         5.23  September     22.35  September     32.31  September    11.21  September      6.19
October           8.50  October       24.21  October       27.81  October      14.39  October        8.60
November          9.44  November      31.21  November      20.44  November     17.41  November      11.16
December         10.17  December      37.92  December      22.56  December     17.05  December       8.36

     The closing price on July 1, 2003 was $9.84.

                            ASTRAZENECA P.L.C. (AZN)

     AstraZeneca p.l.c. is an international biosciences company involved in the research, development, manufacture and marketing of pharmaceutical products. AstraZeneca's research and products focus on several areas, including cancer, cardiovascular, the central nervous system, gastrointestinal, infection, pain control, anesthesia and respiratory. Astrazeneca has access to advanced technologies in biomedical research through its own resources, collaboration with universities, and alliances with other research companies. American depositary receipts evidencing American depositary shares of AstraZeneca are included in the Europe 2001 HOLDRS and are traded on the New York Stock Exchange. Shares of AstraZeneca also trade on the London International Stock Exchange.

               Closing               Closing              Closing             Closing              Closing              Closing
    1998       Price         1999    Price        2000    Price       2001    Price        2002    Price        2003    Price
    ----       -----         ----    -----        ----    -----       ----    -----        ----    -----        ----    -----
January          39.69  January       47.00  January       38.00  January      44.41  January       46.99  January       34.34
February         44.31  February      41.06  February      33.13  February     46.25  February      50.98  February      32.12
March            43.83  March         47.06  March         40.50  March        48.25  March         49.59  March         34.31
April            43.88  April         39.25  April         42.13  April        47.52  April         46.55  April         39.87
May              41.38  May           39.38  May           42.06  May          47.82  May           43.72  May           41.24
June             43.88  June          39.19  June          46.50  June         46.75  June          41.00  June          40.77
July             38.81  July          36.75  July          42.75  July         50.45  July          36.59
August           36.50  August        39.38  August        45.56  August       48.50  August        29.15
September        35.00  September     42.25  September     52.56  September    46.70  September     30.57
October          39.13  October       45.75  October       47.69  October      45.11  October       37.55
November         42.00  November      44.50  November      51.44  November     45.45  November      37.84
December         44.88  December      41.75  December      51.50  December     46.60  December      35.09

          The closing price on July 1, 2003 was $40.33.

                       AUTONOMY CORPORATION P.L.C. (AUTN)

     Autonomy Corporation plc is a provider of infrastructure software. Autonomy's technology powers applications dependent upon unstructured information, including e-commerce, customer relationship management (CRM), knowledge management, enterprise information portals, enterprise resource planning (ERP) and online publishing American depositary receipts evidencing American depositary shares of Autonomy are included in the Europe 2001 HOLDRS and are traded through the Nasdaq National Market System. Shares of Autonomy also trade through the European Association of Securities Dealers Automated Quotation System.

               Closing            Closing             Closing             Closing              Closing              Closing
    1998       Price     1999     Price      2000     Price      2001     Price       2002     Price       2003     Price
    ----       -----     ----     -----      ----     -----      ----     -----       ----     -----       ----     -----
January         *     January        *    January        *     January      55.31  January       24.50  January       10.70
February        *     February       *    February       *     February     97.50  February      23.50  February      12.15
March           *     March          *    March          *     March        50.94  March         29.00  March         12.46
April           *     April          *    April          *     April        44.75  April         26.25  April         13.00
May             *     May            *    May          177.50  May          32.70  May           25.90  May           15.25
June            *     June           *    June         205.00  June         30.00  June          18.91  June          14.90
July            *     July           *    July         240.00  July         21.80  July          11.25
August          *     August         *    August       315.00  August       22.75  August        10.75
September       *     September      *    September    275.00  September    18.25  September      8.45
October         *     October        *    October      250.00  October      20.85  October       10.72
November        *     November       *    November     164.69  November     24.80  November      13.99
December        *     December       *    December     134.38  December     26.75  December      13.70

     The closing price on July 1, 2003 was $14.46.

                               AVENTIS S.A. (AVE)

     Aventis S.A. develops, manufactures and markets products and services for such therapeutic areas as oncology, cardiology, diabetes and respiratory/allergy, as well as human vaccines. Aventis is primarily involved in developing treatments for lung and breast cancer, thrombosis, seasonal allergies, diabetes and hypertension. American depositary receipts evidencing American depositary shares of Aventis are included in the Europe 2001 HOLDRS and are traded on the New York Stock Exchange. Shares of Aventis also trade on the Paris Stock Exchange.

               Closing              Closing              Closing              Closing              Closing               Closing
    1998       Price       1999     Price       2000     Price       2001     Price        2002    Price        2003     Price
    ----       -----       ----     -----       ----     -----       ----     -----        ----    -----        ----     -----
January          46.13  January       51.69  January       54.00  January      79.33  January       69.99  January       51.25
February         46.19  February      46.00  February      52.00  February     80.76  February      74.15  February      45.06
March            50.38  March         44.00  March         54.00  March        76.85  March         68.75  March         44.15
April            49.50  April         47.13  April         56.25  April        76.90  April         70.65  April         50.34
May              55.00  May           46.88  May           63.94  May          74.58  May           69.72  May           52.46
June             56.19  June          46.31  June          72.56  June         79.89  June          70.43  June          54.70
July             54.00  July          48.38  July          75.50  July         77.00  July          65.71
August           46.00  August        48.56  August        74.75  August       73.00  August        58.86
September        41.75  September     51.25  September     75.31  September    75.09  September     52.55
October          46.69  October       55.50  October       72.06  October      73.15  October       59.20
November         50.00  November      61.56  November      78.44  November     69.51  November      55.16
December         50.25  December      56.88  December      84.25  December     71.00  December      54.19

     The closing price on July 1, 2003 was $54.50.

                                    AXA (AXA)

         AXA is the holding company for an international group of insurance and related financial services companies engaged in the financial protection and wealth management business. AXA's operating business segments include life and savings, property and casualty, international insurance (including reinsurance), asset management and other financial services. AXA's primary operations are in western Europe, North America and the Asia- Pacific region. American depositary receipts evidencing American depositary shares of AXA are included in the Europe 2001 HOLDRS and are traded on the New York Stock Exchange. Shares of AXA also trade on the Paris Stock Exchange and the London International Stock Exchange.

               Closing            Closing             Closing            Closing              Closing             Closing
    1998       Price     1999     Price      2000     Price     2001     Price       2002     Price      2003     Price
    ----       -----     ----     -----      ----     -----     ----     -----       ----     -----      ----     -----
January        20.60  January      36.50  January      32.41  January      34.38  January     18.63   January       12.59
February       24.19  February     33.25  February     31.47  February     31.15  February    18.44   February      12.11
March          25.88  March        33.13  March        35.85  March        27.38  March       22.45   March         11.79
April          29.07  April        31.97  April        38.38  April        29.25  April       21.40   April         15.19
May            28.69  May          29.25  May          36.63  May          28.35  May         19.62   May           15.13
June           28.41  June         31.16  June         39.78  June         28.17  June        18.17   June          15.61
July           33.72  July         29.53  July         37.88  July         28.97  July        12.15
August         27.16  August       31.32  August       35.16  August       27.55  August      13.70
September      22.25  September    31.91  September    32.35  September    19.60  September   10.00
October        28.44  October      34.88  October      33.22  October      21.78  October     14.66
November       32.07  November     33.41  November     35.00  November     21.42  November    15.83
December       36.13  December     35.50  December     35.91  December     21.02  December    13.45

     The closing price on July 1, 2003 was $15.52.

                        BOOKHAM TECHNOLOGY P.L.C. (BKHM)

     Bookham Technology p.l.c. designs, manufactures and markets optical components, modules and subsystems for the telecommunications industry. Bookham has three key technology platforms based on gallium arsenide (for modulation), indium phosphide (for tunability) and silicon American depositary receipts evidencing American depositary shares of Bookham are included in the Europe 2001 HOLDRS and are traded through the Nasdaq National Market System. Shares of Bookham also trade on the London International Stock Exchange.

               Closing            Closing             Closing             Closing               Closing              Closing
    1998       Price     1999     Price      2000     Price      2001     Price        2002     Price       2003     Price
    ----       -----     ----     -----      ----     -----      ----     -----        ----     -----       ----     -----
January           *   January        *    January        *     January      15.44  January        1.78  January        1.24
February          *   February       *    February       *     February      7.88  February       1.51  February       1.20
March             *   March          *    March          *     March         4.50  March          1.56  March          1.07
April             *   April          *    April         52.00  April         5.06  April          1.28  April          1.09
May               *   May            *    May           48.69  May           6.03  May            1.20  May            1.70
June              *   June           *    June          59.25  June          2.90  June           1.09  June           1.43
July              *   July           *    July          62.75  July          2.35  July           1.03
August            *   August         *    August        61.75  August        2.20  August         1.03
September         *   September      *    September     42.88  September     1.28  September      0.74
October           *   October        *    October       33.69  October       1.75  October        1.20
November          *   November       *    November      12.44  November      2.25  November       1.37
December          *   December       *    December      13.13  December      2.45  December       1.00

     The closing price on July 1, 2003 was $1.44.

                                 BP P.L.C. (BP)

         BP p.l.c. is an oil company with four main businesses: exploration and production; gas, power and renewables; refining and marketing, and chemicals. Exploration and production's activities include oil and natural gas exploration and field development and production (upstream activities), together with pipeline transportation and natural gas processing (midstream activities). Gas, power and renewables activities include marketing and trading of natural gas, natural gas liquid, new market development, liquefied natural gas and solar and renewables. The activities of refining and marketing include oil supply and trading, as well as refining and marketing (downstream activities). Chemicals activities include petrochemicals manufacturing and marketing. American depositary receipts evidencing American depositary shares of BP are included in the Europe 2001 HOLDRS and are traded on the New York Stock Exchange. Shares of BP also trade on the London International Stock Exchange and on the French, German, Swiss and Japanese stock exchanges.

               Closing              Closing              Closing              Closing              Closing               Closing
    1998       Price       1999     Price       2000     Price       2001     Price       2002     Price        2003     Price
    ----       -----       ----     -----       ----     -----       ----     -----       ----     -----        ----     -----
January          40.16  January     40.56    January       53.75  January      51.50  January       46.72  January       39.01
February         41.34  February    42.50  February        47.06  February     49.60  February      49.55  February      38.11
March            43.03  March       50.50  March           53.25  March        49.62  March         53.10  March         38.59
April            47.25  April       56.59  April           51.00  April        54.08  April         50.80  April         38.54
May              44.22  May         53.59  May             54.56  May          53.39  May           51.07  May           41.89
June             44.13  June        54.25  June            56.56  June         49.85  June          50.49  June          42.02
July             40.13  July        57.94  July            52.31  July         49.42  July          46.40
August           36.56  August      55.92  August          55.25  August       50.88  August        46.80
September        43.59  September   55.41  September       53.00  September    49.17  September     39.90
October          44.25  October     57.75  October         50.94  October      48.34  October       38.45
November         46.06  November    60.94  November        47.44  November     44.17  November      39.21
December         45.38  December    59.31  December        47.88  December     46.51  December      40.65

     The closing price on July 1, 2003 was $42.05.

                          BUSINESS OBJECTS S.A. (BOBJ)

     Business Objects S.A. is a provider of business intelligence solutions. Business Objects' products and services include data integration, query, reporting, online analytical processing, information broadcasting, business alerts for end users, analytic application framework and pre-packaged analytic applications. The Business Objects product line is divided into three families of products: data integration, BI platform and enterprise analytic applications. American depositary receipts evidencing American depositary shares of Business Objects are included in the Europe 2001 HOLDRS and are traded through the Nasdaq National Market System. Shares of Business Objects also trade on the Paris Stock Exchange.

               Closing              Closing              Closing              Closing              Closing               Closing
    1998       Price       1999     Price       2000     Price       2001     Price       2002     Price        2003     Price
    ----       -----       ----     -----       ----     -----       ----     -----       ----     -----        ----     -----
January         3.19    January       11.50  January       44.88  January      48.63   January       40.30  January      16.05
February        4.70    February      12.08  February      76.58  February     39.46   February      38.12  February     17.20
March           5.04    March          9.90  March         66.33  March        30.88   March         43.96  March        16.35
April           6.29    April          7.81  April         65.25  April        36.20   April         33.67  April        21.73
May             5.64    May            9.58  May           53.33  May          31.91   May           28.53  May          20.25
June            5.63    June          12.17  June          58.75  June         23.60   June          28.10  June         21.86
July            4.96    July          15.04  July          63.00  July         28.30   July          19.39
August          2.96    August        14.88  August        76.33  August       25.07   August        19.12
September       4.17    September     19.67  September     75.38  September    19.50   September     10.62
October         5.60    October       24.00  October       52.53  October      27.41   October       14.90
November        6.33    November      29.50  November      41.25  November     33.60   November      19.99
December       10.83    December      44.55  December      37.75  December     33.80   December      15.00

     The closing price on July 1, 2003 was $21.19.

                          CABLE & WIRELESS P.L.C. (CWP)

     Cable & Wireless p.l.c. is a global telecommunications company. Cable & Wireless also offers broadband data, cable television and fixed and mobile voice services. Cable & Wireless' major operations are in the Caribbean and Panama, but it also has businesses in Macau, the Middle East, South East Asia and the Pacific, Indian and Atlantic Oceans. American depositary receipts evidencing American depositary shares of Cable & Wireless are included in the Europe 2001 HOLDRS and are traded on the New York Stock Exchange. Shares of Cable & Wireless also trade on The London International Stock Exchange and on the Frankfurt Stock Exchange.

               Closing              Closing              Closing              Closing              Closing               Closing
    1998       Price       1999     Price       2000     Price       2001     Price       2002     Price        2003     Price
    ----       -----       ----     -----       ----     -----       ----     -----       ----     -----        ----     -----
January          29.06  January      43.25  January       63.25  January      40.05  January       11.73  January        2.86
February         33.25  February     40.56  February      64.63  February     33.19  February       9.35  February       2.81
March            37.75  March        36.94  March         56.00  March        20.60  March          9.84  March          3.31
April            35.13  April        42.13  April         49.38  April        21.95  April          8.09  April          3.67
May              34.69  May          38.25  May           49.63  May          20.26  May            9.43  May            5.04
June             36.88  June         39.63  June          50.06  June         18.00  June           7.73  June           5.47
July             38.88  July         36.00  July          52.56  July         14.96  July           8.25
August           28.38  August       34.63  August        55.25  August       14.85  August         7.32
September        27.13  September    33.13  September     42.56  September    12.91  September      5.40
October          33.63  October      34.88  October       43.06  October      13.66  October        6.95
November         37.75  November     39.75  November      37.00  November     14.30  November       3.94
December         36.75  December     52.94  December      39.88  December     14.81  December       2.33

     The closing price on July 1, 2003 was $5.48.

                            DAIMLERCHRYSLER AG (DCX)

     DaimlerChrysler AG develops, manufactures and markets passenger cars, light trucks, and commercial vehicles. DaimlerChrysler also offers financial and information technology services. DaimlerChrysler has five business segments: the Mercedes Car Group, Chrysler Group, commercial vehicles, services and other activities. Global shares of DaimlerChrysler, included in the Europe 2001 HOLDRS, trade on the New York Stock Exchange. Shares of DaimlerChrysler also trade on the Frankfurt, Berlin, Bremen, Dusseldorf, Hamburg, Hanover, Munich, Stuttgart, Chicago, Pacific, Philadelphia, Montreal, Paris, Tokyo, Toronto and Swiss stock exchanges.

               Closing              Closing              Closing              Closing              Closing               Closing
    1998       Price       1999     Price       2000     Price       2001     Price       2002     Price        2003     Price
    ----       -----       ----     -----       ----     -----       ----     -----       ----     -----        ----     -----
January          69.59  January      103.63  January       65.81  January       47.53  January       40.56  January       30.60
February         80.72  February      93.94  February      67.75  February      49.02  February      39.88  February      30.57
March            92.41  March         85.81  March         65.44  March         44.58  March         45.03  March         29.31
April           100.50  April         98.19  April         57.56  April         49.35  April         45.64  April         32.40
May              98.38  May           87.44  May           53.94  May           46.04  May           49.38  May           31.56
June             96.83  June          89.00  June          52.06  June          46.10  June          48.23  June          34.72
July            100.99  July          72.13  July          52.69  July          49.30  July          42.76
August           84.58  August        75.19  August        52.06  August        43.95  August        42.86
September        81.53  September     69.44  September     44.39  September     29.98  September     33.51
October          78.42  October       77.75  October       45.90  October       34.60  October       34.10
November         91.50  November      68.13  November      38.44  November      41.99  November      36.38
December         96.06  December      78.00  December      41.20  December      41.67  December      30.65

     The closing price on July 1, 2003 was $34.71.

                            DEUTSCHE TELEKOM AG (DT)

     Deutsche Telekom AG is a telecommunications company that offers a range of fixed-line voice telephony products and services. The company uses the information standard known as Integrated Services Digital Network (ISDN) to provide high-speed digital access lines and service lines to its customers. Deutsche Telekom AG also provides asymmetric digital subscriber lines and Internet products. The company's subsidiaries include telecommunications companies in the United Kingdom, France, Austria, Central and Eastern Europe, the United States and Asia. American depositary receipts evidencing American depositary shares of Deutsche Telekom are included in the Europe 2001 HOLDRS and are traded on the New York Stock Exchange. Shares of Deutsche Telekom also trade on the Frankfurt, Berlin, Bremen, Dusseldorf, Hamburg, Hanover, Munich, Stuttgart, and Tokyo stock exchanges.

               Closing              Closing              Closing              Closing              Closing               Closing
    1998       Price       1999     Price       2000     Price       2001     Price       2002     Price        2003     Price
    ----       -----       ----     -----       ----     -----       ----     -----       ----     -----        ----     -----
January         17.50  January       45.25  January       69.63  January    33.34   January      14.81  January      12.52
February        20.00  February      45.63  February      84.31  February   24.57   February     14.09  February     11.47
March           22.06  March         40.44  March         80.25  March      23.19   March        14.98  March        11.02
April           26.31  April         38.75  April         67.50  April      25.71   April        13.23  April        13.40
May             27.25  May           39.56  May           61.75  May        21.00   May          10.80  May          15.02
June            27.50  June          42.25  June          56.75  June       22.45   June          9.31  June         15.20
July            29.56  July          40.44  July          43.50  July       21.71   July         11.32
August          24.00  August        44.38  August        38.94  August     15.55   August       11.00
September       29.44  September     41.81  September     34.25  September  15.50   September     8.27
October         27.25  October       46.00  October       38.19  October    15.50   October      11.38
November        28.31  November      56.88  November      32.31  November   16.91   November     12.21
December        32.75  December      71.00  December      29.25  December   16.90   December     12.70

     The closing price on July 1, 2003 was $15.27.

                               DIAGEO P.L.C. (DEO)

     Diageo p.l.c. develops, markets and distributes a wide range of consumer goods, including spirits, wine, beer and food products through its subsidiaries, including Guinness, United Distillers & Vintners and Burger King. Diageo has completed a number of other acquisitions and disposals consistent with its strategy of focusing on its premium drinks business. In December 2002, Diageo disposed of its subsidiary, Burger King Corporation, to a buying group. American depositary receipts evidencing American depositary shares of Diageo are included in the Europe 2001 HOLDRS and are traded on the New York Stock Exchange. Shares of Diageo also trade on the London International Stock Exchange.

               Closing              Closing              Closing              Closing              Closing               Closing
    1998       Price       1999     Price       2000     Price       2001     Price       2002     Price        2003     Price
    ----       -----       ----     -----       ----     -----       ----     -----       ----     -----        ----     -----
January         36.44  January       45.06  January       30.19  January      38.50  January       46.86  January       41.25
February        41.56  February      45.25  February      30.81  February     40.48  February      48.29  February      39.34
March           48.56  March         45.75  March         30.13  March        40.45  March         52.47  March         41.12
April           48.06  April         46.25  April         34.00  April        41.90  April         52.85  April         44.51
May             45.25  May           43.00  May           34.56  May          43.84  May           50.83  May           43.60
June            48.00  June          43.00  June          35.56  June         43.95  June          51.65  June          43.76
July            48.38  July          41.00  July          34.81  July         40.84  July          48.39
August          37.81  August        41.44  August        34.44  August       40.59  August        48.31
September       36.25  September     41.44  September     35.31  September    41.50  September     49.91
October         43.94  October       40.63  October       37.63  October      40.85  October       44.57
November        45.69  November      36.81  November      41.75  November     43.42  November      41.83
December        46.25  December      32.00  December      44.38  December     46.27  December      43.80

     The closing price on July 1, 2003 was $43.80.

                         ELAN CORPORATION, P.L.C. (ELN)

     Elan Corporation, p.l.c. is an international pharmaceutical company focused on the discovery, development and marketing of therapeutic products and services in neurology, pain management and autoimmune diseases. Elan is also engaged in the development and commercialization of products using its drug delivery technologies. Elan's drug delivery technologies are designed to improve and control the absorption and utilization of active pharmaceutical compounds. Elan has created a new business unit, Elan Enterprises, which focuses on optimizing the Elan's venture program. American depositary receipts evidencing American depositary shares of Elan are included in the Europe 2001 HOLDRS and are traded on the New York Stock Exchange. Shares of Elan also trade on the London International Stock Exchange and Irish Stock Exchange.

               Closing              Closing              Closing              Closing              Closing               Closing
    1998       Price       1999     Price       2000     Price       2001     Price       2002     Price        2003     Price
    ----       -----       ----     -----       ----     -----       ----     -----       ----     -----        ----     -----
January        25.97  January      33.75  January      30.06  January     50.20  January      28.09  January     4.58
February       31.03  February     38.34  February     40.75  February    54.96  February     14.10  February    3.37
March          32.31  March        34.88  March        47.50  March       52.25  March        13.91  March       2.79
April          31.06  April        25.81  April        43.50  April       50.15  April        11.88  April       3.36
May            30.59  May          27.03  May          39.81  May         57.71  May           9.86  May         6.12
June           32.16  June         27.75  June         48.44  June        61.00  June          5.47  June        5.64
July           36.00  July         29.06  July         53.44  July        57.75  July          2.53
August         29.47  August       32.06  August       58.31  August      51.95  August        2.99
September      36.03  September    33.56  September    54.75  September   48.45  September     1.93
October        35.03  October      25.75  October      51.94  October     45.65  October       1.75
November       34.06  November     27.31  November     53.94  November    44.22  November      2.44
December       34.97  December     29.50  December     46.81  December    45.06  December      2.46

     The closing price on July 1, 2003 was $5.88.

                      ERICSSON LM TELEPHONE COMPANY (ERICY)

         LM Ericsson Telephone Company is engaged in international telecommunications, providing systems and products for fixed and mobile communications in public and private networks. Ericsson's range of telecommunication and data communication products includes systems and services for handling voice, data, images and text in public and private fixed-line and mobile networks, microelectronic components, defense systems electronics and telecommunications and power cables. Through its joint venture, Sony Ericsson Mobile Communications (Sony Ericsson), which was formed in 2001, Ericsson also offers other systems and services to equipment and handset suppliers. American depositary receipts evidencing American depositary shares of Ericsson are included in the Europe 2001 HOLDRS and are traded through the Nasdaq National Market System. Shares of Ericsson also trade on the Stockholm Stock Exchange.

               Closing              Closing              Closing              Closing              Closing               Closing
    1998       Price       1999     Price       2000     Price       2001     Price       2002     Price        2003     Price
    ----       -----       ----     -----       ----     -----       ----     -----       ----     -----        ----     -----
January        48.28   January      69.69  January       186.41  January      118.75  January     43.40  January    8.13
February       56.64   February     65.00  February      240.00  February      82.81  February    42.20  February   6.49
March          59.45   March        59.53  March         234.53  March         55.94  March       41.80  March      6.36
April          64.30   April        67.50  April         221.09  April         64.30  April       24.90  April      9.06
May            69.69   May          67.34  May           205.00  May           64.00  May         22.20  May       10.40
June           71.56   June         82.34  June          200.00  June          54.20  June        14.40  June      10.63
July           69.22   July         80.16  July          196.25  July          53.60  July         9.60
August         53.59   August       81.41  August        205.00  August        49.80  August       7.30
September      45.94   September    78.13  September     148.13  September     34.90  September    3.60
October        56.56   October     106.88  October       138.75  October       42.70  October      7.89
November       69.06   November    120.47  November      113.75  November      54.60  November     9.83
December       59.84   December    164.22  December      111.88  December      52.20  December     6.74

     The closing price on July 1, 2003 was $10.74.

                          GLAXOSMITHKLINE P.L.C. (GSK)

     GlaxoSmithKline p.l.c. is an international pharmaceutical company engaged in the creation, development, manufacturing and marketing of pharmaceutical products, vaccines, over-the-counter medicines and health-related consumer products. GSK is also active in four major therapeutic areas: anti-infectives, central nervous system, respiratory and gastro-intestinal/metabolic. GlaxoSmithKline's product line includes antibiotic, antidepressant, gastrointestinal, dermatological, respiratory, cancer and cardiovascular medications. In addition, GlaxoSmithKline also has a portfolio of oncology products. American depositary receipts evidencing American depositary shares of GlaxoSmithKline are included in the Europe 2001 HOLDRS and are traded on the New York Stock Exchange. Shares of GlaxoSmithKline also trade on the London International Stock Exchange.

               Closing              Closing              Closing              Closing              Closing              Closing
    1998       Price       1999     Price       2000     Price       2001     Price       2002     Price      2003      Price
    ----       -----       ----     -----       ----     -----       ----     -----       ----     -----      ----      -----
January         53.81  January      67.88  January       52.75  January        52.55   January       48.22  January      38.76
February        54.31  February     64.06  February      48.75  February       55.31   February      48.95  February     35.05
March           54.13  March        66.94  March         57.31  March          52.30   March         47.00  March        35.19
April           56.56  April        58.00  April         62.81  April          53.57   April         48.05  April        40.52
May             53.94  May          56.25  May           56.31  May            54.69   May           40.75  May          40.01
June            59.81  June         56.63  June          57.81  June           56.20   June          43.14  June         40.54
July            60.81  July         52.19  July          57.13  July           57.76   July          39.50
August          55.38  August       52.94  August        57.56  August         52.95   August        37.89
September       57.13  September    52.00  September     60.44  September      56.12   September     38.43
October         62.25  October      59.88  October       58.19  October        53.40   October       37.69
November        63.50  November     59.44  November      57.31  November       50.81   November      38.00
December        69.50  December     55.88  December      56.00  December       49.82   December      37.46

     The closing price on July 1, 2003 was $40.27.

                         INFINEON TECHNOLOGIES AG (IFX)

     Infineon Technologies AG designs, develops, manufactures and markets a broad range of semiconductors and complete system solutions for the automotive and industrial electronics industries. Infineon produces products used in a wide variety of microelectronic applications, including computer systems, telecommunications systems, consumer goods, automotive products, industrial automation and control systems, as well as chip card applications. American depositary receipts evidencing American depositary shares of Infineon are included in the Europe 2001 HOLDRS and are traded on the New York Stock Exchange. Shares of Infineon also trade on the Frankfurt Stock Exchange.

               Closing            Closing              Closing             Closing             Closing              Closing
    1998       Price     1999     Price     2000       Price     2001      Price      2002     Price      2003      Price
    ----       -----     ----     -----     ----       -----     ----      -----      ----     -----      ----      -----
January           *   January        *    January        *     January      44.05  January      21.66  January        6.97
February          *   February       *    February       *     February     32.80  February     22.75  February       6.47
March             *   March          *    March         57.50  March        37.85  March        22.60  March          6.70
April             *   April          *    April         67.88  April        42.66  April        18.04  April          7.61
May               *   May            *    May           62.88  May          34.35  May          17.17  May            8.96
June              *   June           *    June          79.25  June         23.45  June         15.49  June           9.59
July              *   July           *    July          68.00  July         25.55  July         14.49
August            *   August         *    August        65.94  August       23.63  August       11.34
September         *   September      *    September     47.50  September    12.39  September     5.70
October           *   October        *    October       42.88  October      15.04  October       9.71
November          *   November       *    November      38.38  November     19.55  November     10.21
December          *   December       *    December      36.00  December     20.30  December      7.19

     The closing price on July 1, 2003 was $9.75.

                              ING GROEP N.V. (ING)

     ING Groep N.V. is a global financial institution that provides banking, insurance and asset management services. ING provides both retail and wholesale financial services. American depositary receipts evidencing American depositary shares of ING are included in the Europe 2001 HOLDRS and are traded on the New York Stock Exchange. Shares of ING also trade on the Amsterdam, Brussels, Frankfurt, Paris and Swiss stock exchanges.

               Closing            Closing              Closing             Closing             Closing              Closing
    1998       Price     1999     Price     2000       Price     2001      Price      2002     Price      2003      Price
    ----       -----     ----     -----     ----       -----     ----      -----      ----     -----      ----      -----
January        22.82  January      29.60  January      25.53  January      38.28    January     25.25   January     15.35
February       26.60  February     27.97  February     25.78  February     34.70    February    23.77   February    13.43
March          28.47  March        27.47  March        27.50  March        32.55    March       26.91   March       11.67
April          33.63  April        30.69  April        27.47  April        34.50    April       26.34   April       16.32
May            34.13  May          26.82  May          30.16  May          32.42    May         26.48   May         16.32
June           32.69  June         27.50  June         33.75  June         32.94    June        25.43   June        17.53
July           37.44  July         25.44  July         33.63  July         32.51    July        21.19
August         27.25  August       27.44  August       33.72  August       31.68    August      21.93
September      21.94  September    27.38  September    32.94  September    26.70    September   14.04
October        24.69  October      29.57  October      34.60  October      24.86    October     16.57
November       28.19  November     28.25  November     35.88  November     26.01    November    18.81
December       31.10  December     30.50  December     40.07  December     25.45    December    16.84

     The closing price on July 1, 2003 was $17.38.

                         IONA TECHNOLOGIES P.L.C. (IONA)

     IONA Technologies p.l.c. provides software products that create enterprise portals or singular points of access on the Web. IONA's products enable companies to develop, integrate and manage network-based applications. IONA also provides consulting, training and technical support. IONA operates in the United States through its wholly owned subsidiary, IONA Technologies, Inc. American depositary receipts evidencing American depositary shares of IONA are included in the Europe 2001 HOLDRS and are traded through the Nasdaq National Market System. Shares of IONA also trade on the Irish Stock Exchange.

               Closing            Closing              Closing             Closing             Closing              Closing
    1998       Price     1999     Price     2000       Price     2001      Price      2002     Price      2003      Price
    ----       -----     ----     -----     ----       -----     ----      -----      ----     -----      ----      -----
January        18.50  January      44.75  January       47.50  January      53.50  January      20.40  January        2.80
February       29.50  February     38.00  February      84.75  February     47.00  February     13.95  February       2.91
March          31.63  March        30.38  March         74.00  March        33.00  March        16.93  March          2.08
April          31.13  April        17.00  April         56.81  April        43.00  April        12.15  April          1.36
May            30.75  May          16.44  May           43.69  May          37.00  May           9.98  May            2.10
June           35.50  June         15.88  June          63.00  June         38.50  June          5.30  June           2.21
July           30.13  July         15.63  July          70.25  July         17.25  July          2.10
August         19.75  August       12.75  August        83.31  August       16.08  August        2.05
September      18.75  September    12.88  September     69.50  September     7.78  September     2.08
October        26.50  October      21.38  October       65.75  October      12.00  October       2.35
November       27.13  November     34.00  November      52.94  November     16.41  November      3.16
December       38.00  December     54.50  December      67.00  December     20.30  December      2.85

     The closing price on July 1, 2003 was $2.30.

                   KONINKLIJKE PHILIPS ELECTRONICS N.V. (PHG)

     Koninklijke Philips Electronics N.V. is the parent company of Philips, a technology company that develops, manufactures and markets products and services in the areas of lighting, consumer electronics, domestic appliances and personal care, components, semiconductors and medical systems. New York registered shares of Philips Electronics, included in the Europe 2001 HOLDRS, are traded on the New York Stock Exchange. Shares of Philips also trade on the London International Stock Exchange and on the Amsterdam, Paris, Zurich, Geneva, Basel, Frankfurt, Luxembourg, Brussels, Vienna and Antwerp stock exchanges.

            Closing                Closing                Closing               Closing               Closing             Closing
 1998       Price       1999       Price       2000       Price       2001      Price       2002      Price       2003     Price
-------     -----     -------      -----     -------      -----     -------     -----     -------     -----     -------     -----
January     18.66     January      20.40     January      38.08     January     38.20     January     27.35     January     17.19
February    21.82     February     19.51     February     49.35     February    32.64     February    25.96     February    16.70
March       20.57     March        23.09     March        44.15     March       26.70     March       30.22     March       15.59
April       25.25     April        23.85     April        46.00     April       30.80     April       31.01     April       18.68
May         26.65     May          24.13     May          45.55     May         27.70     May         30.60     May         19.66
June        23.78     June         26.00     June         48.97     June        26.43     June        27.60     June        19.11
July        22.88     July         26.06     July         46.33     July        27.63     July        22.54
August      16.79     August       26.50     August       49.31     August      26.77     August      20.20
September   14.95     September    26.03     September    42.50     September   19.30     September   14.53
October     15.48     October      26.79     October      39.94     October     22.55     October     17.70
November    17.74     November     30.80     November     32.81     November    27.07     November    21.62
December    18.96     December     34.79     December     36.25     December    29.11     December    17.68

                  The closing price on July 1, 2003 was $18.98.


                   MILLICOM INTERNATIONAL CELLULAR S.A. (MICC)

     Millicom International Cellular S.A. is is an international operator involved in the telecommunications sector through investments in cellular telephone service operations, primarily in emerging markets in Asia, Latin America and Africa. Millicom also offers broadband communications, fixed and mobile telephony, data network and Internet services. American depositary receipts evidencing New York registered shares of Millicom, included in the Europe 2001 HOLDRS, are traded through the Nasdaq National Market System. Shares of Millicom also trade on the Luxembourg Stock Exchange.

            Closing                Closing                Closing               Closing               Closing             Closing
 1998       Price       1999       Price       2000       Price       2001      Price       2002      Price       2003     Price
-------     -----     -------      -----     -------      -----     -------     -----     -------     -----     -------     -----
January     113.25    January      105.00    January      214.13    January     90.56     January     32.67     January      5.49
February    132.38    February      80.25    February     213.00    February    74.63     February    18.72     February     4.71
March       132.00    March         78.00    March        171.19    March       59.25     March       20.16     March        6.20
April       117.38    April        103.50    April        160.50    April       81.60     April       12.91     April        9.56
May         116.63    May          108.00    May          127.50    May         84.18     May         13.11     May         19.95
June        131.25    June          94.50    June         105.00    June        75.30     June         4.80     June        26.22
July        140.25    July          91.88    July         132.38    July        65.61     July         3.60
August       93.38    August        76.13    August       132.56    August      47.49     August       3.00
September    73.88    September     85.31    September    106.69    September   31.80     September    1.98
October     100.13    October      101.25    October       92.25    October     33.15     October      2.70
November    100.13    November     141.00    November      67.50    November    29.73     November     5.52
December    104.63    December     187.13    December      69.00    December    36.45     December     5.34

                  The closing price on July 1, 2003 was $26.60.

                                NOKIA CORP. (NOK)

     Nokia Corp. is a manufacturer of mobile telephones and a supplier of mobile, fixed and Internet protocol networks and related services, as well as multimedia terminals. Nokia has three business groups, Nokia Networks and Nokia Mobile Phones, and Nokia Ventures Organization. Nokia Networks is a supplier of mobile, broadband, IP network infrastructure and related services. It also develops mobile Internet applications and solutions for operators and Internet service providers. Nokia Mobile Phone is a worldwide mobile phone manufacturer. Nokia Ventures Organization develops new ideas for the home environment and the corporate world. American depositary receipts evidencing American depositary shares of Nokia are included in the Europe 2001 HOLDRS and are traded on the New York Stock Exchange. Shares of Nokia also trade on the Helsinki, Frankfurt, Paris, Stockholm and London stock exchanges.

            Closing                Closing                Closing               Closing               Closing             Closing
 1998       Price       1999       Price       2000       Price       2001      Price       2002      Price       2003     Price
-------     -----     -------      -----     -------      -----     -------     -----     -------     -----     -------     -----
January       4.75    January      18.02     January      46.00     January     34.35     January     23.45     January     14.39
February      6.30    February     16.95     February     50.88     February    22.00     February    20.77     February    13.23
March         6.75    March        19.47     March        55.50     March       24.00     March       20.74     March       14.01
April         8.36    April        18.55     April        57.25     April       34.19     April       16.26     April       16.57
May           8.12    May          17.81     May          52.00     May         29.24     May         13.88     May         18.04
June          9.09    June         22.89     June         49.94     June        22.19     June        14.48     June        16.43
July         10.91    July         21.27     July         44.31     July        21.81     July        12.40
August        8.35    August       20.91     August       44.94     August      15.74     August      13.29
September     9.78    September    22.47     September    39.81     September   15.65     September   13.25
October      11.63    October      28.89     October      42.75     October     20.51     October     16.62
November     12.25    November     34.50     November     42.75     November    23.01     November    19.21
December     15.05    December     47.77     December     43.50     December    24.53     December    15.50

                  The closing price on July 1, 2003 was $16.50.

                                NOVARTIS AG (NVS)

     Novartis AG is a pharmaceutical company that is primarily involved in healthcare, nutrition, and animal care. Novartis develops and sells prescription medicines and offers non-prescription medicines such as Maalox and TheraFlu and also offers the CIBA Vision brand of contact lenses and related products. Novartis sells nutritional products such as Ovaltine and Isostar. Novartis also provides pharmaceuticals for animal health. On December 21, 2000, Novartis Pharmaceuticals completed the acquisition of the antiviral products Famvir (famciclovir) and Vectavir/Denavir (penciclovir) from SmithKline Beecham. Effective January 1, 2001, Novartis Pharmaceuticals took over responsibility for operating the ophthalmic pharmaceutical business previously managed by CIBA Vision. American depositary receipts evidencing American depositary shares of Novartis are included in the Europe 2001 HOLDRS and are traded on the New York Stock Exchange. Prior to listing on the New York Stock Exchange on May 11, 2000, Novartis' American depositary receipts were traded in the United States in the over-the-counter market. Shares of Novartis also trade on the Swiss Stock Exchange and the London International Stock Exchange.

            Closing                Closing                Closing               Closing               Closing             Closing
 1998       Price       1999       Price       2000       Price       2001      Price       2002      Price       2003     Price
-------     -----     -------      -----     -------      -----     -------     -----     -------     -----     -------     -----
January     42.86     January      46.78     January      30.86     January     42.83     January     34.63     January     37.08
February    45.60     February     43.86     February     31.83     February    42.67     February    37.96     February    36.58
March       44.24     March        40.55     March        34.19     March       39.33     March       39.60     March       37.06
April       41.34     April        36.67     April        35.01     April       39.15     April       41.97     April       39.48
May         42.40     May          36.36     May          36.88     May         38.38     May         42.82     May         40.00
June        41.60     June         36.51     June         40.00     June        36.15     June        43.83     June        39.81
July        42.17     July         36.07     July         38.56     July        35.02     July        41.13
August      38.87     August       35.97     August       37.81     August      36.47     August      40.45
September   40.07     September    37.09     September    38.69     September   38.92     September   39.73
October     45.05     October      37.41     October      38.38     October     37.63     October     37.94
November    47.07     November     38.96     November     40.56     November    35.76     November    38.00
December    49.15     December     36.51     December     44.75     December    36.50     December    36.73

                  The closing price on July 1, 2003 was $39.27.

                               QIAGEN N.V. (QGENF)

     Qiagen N.V. produces and distributes biotechnology products for the separation, purification and handling of nucleic acids, which are used in drug screening and the development of genetic vaccinations. Qiagen's products are sold to academic research markets and to leading pharmaceutical and biotechnology companies. Qiagen also assembles and distributes robotic equipment to be used with their products. New York registered shares of Qiagen, included in the Europe 2001 HOLDRS, are traded through the Nasdaq National Market System. Shares of Qiagen also trade on the Frankfurt Stock Exchange.

            Closing                Closing                Closing               Closing               Closing             Closing
 1998       Price       1999       Price       2000       Price       2001      Price       2002      Price       2003     Price
-------     -----     -------      -----     -------      -----     -------     -----     -------     -----     -------     -----
January     5.63      January       8.61     January      24.72     January     33.38     January     19.01     January     5.67
February    5.96      February      9.05     February     43.63     February    27.50     February    15.30     February    5.84
March       8.34      March         8.52     March        34.00     March       20.56     March       14.89     March       5.81
April       8.17      April         9.16     April        36.28     April       26.40     April       13.10     April       6.31
May         7.69      May           8.77     May          38.09     May         24.65     May         15.06     May         9.40
June        7.88      June          8.50     June         43.50     June        22.05     June        11.65     June        8.12
July        8.06      July          9.00     July         49.75     July        21.30     July         6.91
August      6.22      August       10.94     August       47.75     August      20.80     August       5.97
September   6.81      September    10.66     September    47.13     September   14.71     September    4.59
October     7.59      October      13.34     October      43.13     October     17.90     October      6.70
November    7.63      November     16.75     November     34.56     November    19.68     November     6.50
December    7.53      December     18.88     December     34.59     December    18.56     December     5.19

                  The closing price on July 1, 2003 was $8.48.

                             REPSOL YPF, S.A. (REP)

     Repsol YPF, S.A. is an international oil company involved in a variety of aspects of the petroleum business, including the exploration, development and production of crude oil and natural gas; the transport of oil and gas products; oil refining; the production of a wide range of petrochemicals; and the marketing of oil and gas products. American depositary receipts evidencing American depositary shares of Repsol are included in the Europe 2001 HOLDRS and are traded on the New York Stock Exchange. Shares of Repsol also trade on the Madrid Stock Exchange.

            Closing                Closing                Closing               Closing               Closing             Closing
 1998       Price       1999       Price       2000       Price       2001      Price       2002      Price       2003     Price
-------     -----     -------      -----     -------      -----     -------     -----     -------     -----     -------     -----
January     14.23     January      18.10     January      19.00     January     17.23     January     12.04     January     14.48
February    14.83     February     17.50     February     19.13     February    17.01     February    12.24     February    14.02
March       16.96     March        17.08     March        21.31     March       17.78     March       12.70     March       14.34
April       18.23     April        16.50     April        20.63     April       18.26     April       12.25     April       14.55
May         18.25     May          18.00     May          21.06     May         18.09     May         11.84     May         15.74
June        18.33     June         20.31     June         19.81     June        16.66     June        11.83     June        16.17
July        17.90     July         20.69     July         18.88     July        16.52     July        12.23
August      14.65     August       20.88     August       19.81     August      16.91     August      13.06
September   14.06     September    19.94     September    18.31     September   14.56     September   11.98
October     16.67     October      20.50     October      15.94     October     14.51     October     11.06
November    18.71     November     21.75     November     16.38     November    14.30     November    12.52
December    18.21     December     23.25     December     16.13     December    14.53     December    13.08

                  The closing price on July 1, 2003 was $16.16.

                       ROYAL DUTCH PETROLEUM COMPANY (RD)

     Royal Dutch Petroleum Company is a holding company for the Royal Dutch/Shell Group of Companies. The Royal Dutch/Shell Group of Companies are engaged in the business of exploration and production, gas and power, oil products, chemicals and renewables, as well as other activities. The companies also have investments in chemicals, coal, solar energy and power generation businesses. Royal Dutch does not itself engage in operational activities and together with The "Shell" Transport and Trading Company, p.l.c. owns 100% of the outstanding shares of the companies included in the Royal Dutch/Shell group of companies. New York registered shares of

Royal Dutch, included in the Europe 2001 HOLDRS, trade on the New York Stock Exchange. Shares of Royal Dutch Petroleum also trade on the London International Stock Exchange and on the Brussels, Frankfurt, Geneva, Basel, Vienna, Paris, Luxembourg, and Zurich stock exchanges.

            Closing                Closing                Closing               Closing               Closing             Closing
 1998       Price       1999       Price       2000       Price       2001      Price       2002      Price       2003     Price
-------     -----     -------      -----     -------      -----     -------     -----     -------     -----     -------     -----
January     51.25    January       40.06     January      55.06     January     60.35     January     49.97     January     41.89
February    54.31    February      43.88     February     52.75     February    58.33     February    51.37     February    39.67
March       56.81    March         52.00     March        57.81     March       55.44     March       54.32     March       40.75
April       56.50    April         58.69     April        57.38     April       59.53     April       52.26     April       40.88
May         56.13    May           56.56     May          62.44     May         60.98     May         55.00     May         45.55
June        54.81    June          60.25     June         61.56     June        58.27     June        55.27     June        46.62
July        51.00    July          61.00     July         58.25     July        58.00     July        45.70
August      40.00    August        61.88     August       61.19     August      56.63     August      45.20
September   47.63    September     59.06     September    59.94     September   50.25     September   40.17
October     49.31    October       59.94     October      59.38     October     50.51     October     42.78
November    46.94    November      58.00     November     59.69     November    48.34     November    43.55
December    47.88    December      60.56     December     60.56     December    49.02     December    44.02

                  The closing price on July 1, 2003 was $46.59.

                         RYANAIR HOLDINGS P.L.C. (RYAAY)

     Ryanair Holdings p.l.c. is a low-fares airline offering routes across 13 European countries from its bases at the Dublin, London Stanstead, Glasgow Prestwick and Brussels airports. The Company's principal business is a low-fare route between Dublin, Ireland, and London, England's Gatwick Airport. American depositary receipts evidencing American depositary shares of Ryanair are included in the Europe 2001 HOLDRS and are traded through the Nasdaq National Market System. Shares of Ryanair also trade on the Irish Stock Exchange and London International Stock Exchange.

            Closing                Closing                Closing               Closing               Closing             Closing
 1998       Price       1999       Price       2000       Price       2001      Price       2002      Price       2003     Price
-------     -----     -------      -----     -------      -----     -------     -----     -------     -----     -------     -----
January     6.19      January       8.56     January      17.03     January     28.72     January     32.25     January     39.54
February    9.25      February      9.47     February     17.00     February    28.25     February    31.92     February    38.20
March       9.25      March        10.19     March        22.94     March       22.25     March       30.01     March       41.64
April       9.59      April        11.19     April        20.38     April       25.80     April       31.00     April       39.67
May         8.78      May          11.00     May          20.25     May         26.95     May         30.61     May         41.46
June        8.91      June         13.25     June         18.25     June        25.98     June        34.87     June        44.92
July        9.75      July         13.00     July         21.06     July        27.31     July        32.16
August      7.38      August       11.47     August       18.38     August      25.28     August      32.71
September   8.56      September    11.47     September    19.25     September   20.49     September   33.89
October     7.34      October      10.31     October      20.16     October     23.37     October     37.21
November    6.81      November     12.47     November     24.25     November    29.00     November    43.81
December    9.44      December     13.78     December     27.84     December    32.05     December    39.16

                  The closing price on July 1, 2003 was $44.90.

                                  SAP AG (SAP)

     SAP AG operates as a business software company. SAP develops and markets software that integrates the way businesses interact internally and with third parties. SAP software enables companies of all sizes and industries to fully interact with their employees, customers and partners. Specifically, SAP software is designed to optimize supply chains, manage strategic relationships, reduce time to market and share information. SAP's preference shares, which are included in the Europe 2001 HOLDRS, are listed on the New York Stock Exchange through American depositary receipts and also trade on the Frankfurt Stock Exchange and the Swiss Stock Exchange. SAP preference shares have limited voting rights and holders of the preference shares may vote only on matters affecting their rights in the preference shares.

            Closing                Closing                Closing               Closing               Closing             Closing
 1998       Price       1999       Price       2000       Price       2001      Price       2002      Price       2003     Price
-------     -----     -------      -----     -------      -----     -------     -----     -------     -----     -------     -----
January     30.24     January      33.94     January      65.19     January     47.64     January     35.06     January     23.50
February    34.31     February     32.00     February     71.31     February    38.69     February    34.17     February    20.90
March       35.41     March        26.31     March        59.75     March       28.99     March       37.20     March       18.96
April       41.52     April        31.38     April        49.13     April       40.30     April       32.60     April       25.51
May         46.23     May          33.56     May          42.88     May         35.11     May         25.80     May         28.48
June        56.50     June         34.63     June         46.94     June        35.09     June        24.29     June        29.22
July        61.37     July         31.69     July         55.75     July        36.08     July        18.70
August      41.88     August       33.00     August       64.19     August      34.49     August      19.25
September   38.94     September    37.75     September    61.50     September   25.92     September   11.25
October     42.06     October      36.56     October      51.00     October     25.70     October     19.14
November    42.31     November     33.56     November     33.25     November    31.03     November    22.25
December    36.06     December     52.06     December     33.69     December    31.93     December    19.50

                  The closing price on July 1, 2003 was $28.85.

                           SCOTTISH POWER P.L.C. (SPI)

     Scottish Power p.l.c. is an international energy buisness involved in the generation, transmission and distribution of electricity to residential, commercial and industrial customers in the United Kingdom and the western United States. In Great Britain, Scottish Power also provides gas supply services, water and wastewater services and telecommunications services and retails electrical, gas and home entertainment appliances. During the fiscal year ended March 31, 2002, Scottish Power exited the financial services business and appliance retailing business in the United Kingdom and sold a non-strategic business in synthetic fuel production operated by its United States subsidiaries. American depositary receipts evidencing American depositary shares of Scottish Power are included in the Europe 2001 HOLDRS and are traded on the New York Stock Exchange. Shares of Scottish Power also trade on the London International Stock Exchange.

            Closing                Closing                Closing               Closing               Closing             Closing
 1998       Price       1999       Price       2000       Price       2001      Price       2002      Price       2003     Price
-------     -----     -------      -----     -------      -----     -------     -----     -------     -----     -------     -----
January     35.00     January      42.25     January      27.69     January     25.94     January     24.17     January     22.30
February    34.38     February     37.56     February     30.06     February    27.50     February    23.87     February    22.91
March       37.94     March        35.19     March        31.69     March       26.22     March       20.45     March       23.99
April       36.50     April        33.50     April        31.94     April       25.20     April       22.77     April       24.71
May         36.50     May          35.38     May          32.06     May         28.95     May         22.76     May         23.99
June        35.25     June         35.00     June         33.44     June        29.20     June        21.40     June        24.31
July        38.75     July         33.63     July         33.13     July        28.00     July        21.81
August      39.13     August       36.81     August       30.13     August      28.35     August      22.77
September   39.75     September    36.31     September    30.06     September   23.70     September   21.75
October     40.00     October      36.81     October      30.19     October     22.60     October     21.82
November    42.88     November     34.94     November     29.38     November    22.30     November    21.00
December    41.31     December     28.00     December     30.31     December    21.70     December    22.92

                  The closing price on July 1, 2003 was $24.56.

                                SERONO S.A. (SRA)

     Serono S.A. is a biotechnology company that focuses on research and development and manufacturing and marketing of drugs in the reproductive health, neurology, metabolism and growth areas. Serono focuses on the niche markets of reproductive health, neurology, growth and metabolism. Serono operates globally and has entered into exclusive agreements with biotechnology companies in Britain and the United States related to research, development, commercialization and delivery of Serono products. American depositary receipts evidencing American depositary shares of Serono are included in the Europe 2001 HOLDRS and are traded on the New York Stock Exchange. Shares of Serono also trade on the Swiss Stock Exchange.

            Closing                Closing                Closing               Closing               Closing             Closing
 1998       Price       1999       Price       2000       Price       2001      Price       2002      Price       2003     Price
-------     -----     -------      -----     -------      -----     -------     -----     -------     -----     -------     -----
January       *       January        *       January       *        January     19.64     January     20.10     January     12.34
February      *       February       *       February      *        February    20.32     February    18.75     February    11.25
March         *       March          *       March         *        March       20.20     March       22.40     March       12.05
April         *       April          *       April         *        April       20.60     April       19.85     April       13.58
May           *       May            *       May           *        May         22.90     May         20.45     May         15.01
June          *       June           *       June          *        June        24.95     June        16.30     June        14.56
July          *       July           *       July         27.00     July        23.61     July        13.70
August        *       August         *       August       28.63     August      23.20     August      14.05
September     *       September      *       September    30.25     September   18.98     September   12.07
October       *       October        *       October      22.63     October     19.14     October     14.05
November      *       November       *       November     21.38     November    21.11     November    14.53
December      *       December       *       December     23.94     December    22.19     December    13.56

                  The closing price on July 1, 2003 was $14.50.

                   SHIRE PHARMACEUTICALS GROUP P.L.C. (SHPGY)

     Shire Pharmaceuticals Group p.l.c. is an international pharmaceutical company focused on the development, manufacture and marketing of pharmaceutical products in four therapeutic areas: central nervous system disorders, metabolic diseases, cancer and gastrointestinal disorders. Shire Pharmaceuticals operates and manages its business within three individual operating segments: United States, international and global research and development. American depositary receipts evidencing American depositary shares of Shire Pharmaceuticals are included in the Europe 2001 HOLDRS and are traded through the Nasdaq National Market System. Shares of Shire Pharmaceuticals also trade on the London International Stock Exchange.

            Closing                Closing                Closing               Closing               Closing             Closing
 1998       Price       1999       Price       2000       Price       2001      Price       2002      Price       2003     Price
-------     -----     -------      -----     -------      -----     -------     -----     -------     -----     -------     -----
January      *        January      21.13     January      40.69     January     56.59     January     34.90     January     16.93
February     *        February     20.50     February     48.00     February    53.44     February    23.78     February    15.73
March       21.44     March        22.81     March        51.25     March       43.75     March       23.47     March       18.53
April       22.50     April        21.63     April        40.25     April       49.90     April       22.20     April       19.95
May         19.50     May          23.75     May          43.63     May         49.59     May         27.39     May         20.75
June        21.38     June         26.00     June         51.88     June        55.50     June        25.81     June        19.70
July        24.00     July         25.38     July         54.75     July        50.14     July        25.50
August      18.75     August       25.00     August       56.50     August      43.42     August      29.19
September   21.88     September    28.81     September    51.63     September   40.30     September   24.77
October     21.75     October      31.75     October      62.88     October     44.70     October     23.36
November    22.00     November     30.69     November     45.63     November    35.90     November    20.68
December    20.25     December     29.13     December     46.06     December    36.60     December    18.89

                  The closing price on July 1, 2003 was $19.35.

                             SKILLSOFT P.L.C. (SKIL)

     SkillSoft plc, formerly known as SmartForce plc, is a provider of e-learning courseware and referenceware for business and information technology professionals. SkillSoft products and services are designed to accelerate the ability of the workforce to master the business and technology skills required for competitive success. Skillsoft has more than 2,800 corporate customers worldwide and more than 4.5 million licensed users. SkillSoft focuses on meeting the comprehensive business skills and information technology learning needs of professionals in Global 5000 organizations through a comprehensive range of content-focused, e-learning solutions. Skillsoft was formed in September 2002 as the result of the merger between SkillSoft Corporation and SmartForce plc.

            Closing                Closing                Closing               Closing               Closing             Closing
 1998       Price       1999       Price       2000       Price       2001      Price       2002      Price       2003     Price
-------     -----     -------      -----     -------      -----     -------     -----     -------     -----     -------     -----
January      *        January        *       January        *       January       *       January      *        January     2.86
February     *        February       *       February       *       February      *       February     *        February    2.85
March        *        March          *       March          *       March         *       March       10.50     March       2.65
April        *        April          *       April          *       April         *       April        6.45     April       3.72
May          *        May            *       May            *       May           *       May          5.51     May         4.17
June         *        June           *       June           *       June          *       June         3.40     June        5.05
July         *        July           *       July           *       July          *       July         3.41
August       *        August         *       August         *       August        *       August       4.33
September    *        September      *       September      *       September     *       September    3.30
October      *        October        *       October        *       October       *       October      4.01
November     *        November       *       November       *       November      *       November     3.74
December     *        December       *       December       *       December      *       December     2.75

                  The closing price on July 1, 2003 was $5.47.

                          STMICROELECTRONICS N.V. (STM)

     STMicroelectronics N.V. designs, develops, manufactures and markets a broad range of semiconductor integrated circuits and devices used in a wide variety of microelectronic applications, including including automotive products, computer peripherals, telecommunications systems, consumer products, industrial automation and control systems. STM's products are organized into the five principal groups: telecommunications, peripherals and automotive, consumer and microcontroller, memory products and discrete and standard ICs. New York registered shares of STMicroelectronics, included in the Europe 2001 HOLDRS, are traded on the New York Stock Exchange. Shares of STMicroelectronics also trade on the Paris and Italian stock exchanges and are also quoted on SEAQ International.

            Closing                Closing                Closing               Closing               Closing             Closing
 1998       Price       1999       Price       2000       Price       2001      Price       2002      Price       2003     Price
-------     -----     -------      -----     -------      -----     -------     -----     -------     -----     -------     -----
January     11.32     January      17.42     January      56.13     January     47.22     January     31.31     January     18.36
February    12.69     February     14.56     February     66.67     February    31.40     February    29.46     February    18.61
March       12.93     March        16.19     March        62.40     March       34.17     March       33.92     March       18.90
April       14.08     April        17.00     April        63.23     April       40.45     April       30.79     April       20.59
May         12.90     May          19.35     May          60.06     May         35.55     May         26.90     May         22.81
June        11.65     June         23.10     June         64.19     June        33.49     June        24.33     June        20.79
July        10.60     July         23.50     July         56.94     July        31.84     July        21.29
August       8.70     August       22.35     August       61.69     August      30.73     August      20.14
September    7.49     September    24.69     September    47.63     September   21.49     September   13.53
October     10.14     October      30.29     October      51.94     October     27.97     October     19.67
November    11.19     November     41.69     November     40.75     November    33.65     November    25.40
December    13.01     December     50.48     December     42.81     December    31.67     December    19.51

                  The closing price on July 1, 2003 was $20.94.

                              TELEFONICA S.A. (TEF)

     Telefonica, S.A. is a telecommunications company that operates in Spanish- and Portugese-speaking countries. Telefonica provides services in the areas of fixed telephony, mobile telephony, business services, internet and broadband, content, directories, applications and customer relationship management. American depositary receipts evidencing American depositary shares of Telefonica are included in the Europe 2001 HOLDRS and are traded on the New York Stock Exchange. Shares of Telefonica also trade on the London, Paris, Frankfurt, Tokyo, Buenos Aires, Sao Paulo and Lima stock exchanges.

            Closing                Closing                Closing               Closing               Closing             Closing
 1998       Price       1999       Price       2000       Price       2001      Price       2002      Price       2003     Price
-------     -----     -------      -----     -------      -----     -------     -----     -------     -----     -------     -----
January     27.77     January      39.33     January      67.49     January     51.84     January     33.47     January     28.63
February    29.45     February     39.12     February     76.98     February    45.97     February    33.07     February    28.30
March       37.62     March        36.34     March        66.04     March       44.25     March       31.82     March       28.05
April       35.54     April        40.44     April        58.83     April       46.43     April       31.06     April       33.25
May         38.26     May          41.86     May          54.06     May         41.01     May         30.18     May         34.11
June        39.56     June         42.69     June         56.89     June        34.40     June        23.89     June        34.57
July        41.39     July         41.57     July         56.22     July        33.54     July        25.85
August      31.05     August       41.95     August       50.89     August      32.57     August      26.49
September   30.71     September    41.79     September    52.78     September   31.36     September   21.47
October     38.96     October      43.47     October      51.45     October     32.77     October     27.15
November    39.65     November     55.17     November     42.01     November    36.87     November    29.05
December    38.51     December     69.98     December     44.40     December    37.03     December    25.54

                  The closing price on July 1, 2003 was $34.55.

                           TERRA NETWORKS, S.A. (TRLY)

     Terra Networks, S.A. is a global Internet network operating in 43 countries in 20 languages. Terra Lycos has operations in the United States, Canada, Europe, Asia and Latin America .The Terra Lycos network of sites includes Lycos.com, Terra.com, AnimationExpress.com, Angelfire.com, ATuHora.com, Gamesville.com, HotBot.com, htmlGEAR.com, Invertia.com, Lycos Zone, Matchmaker.com, Quote.com, RagingBull.com, Rumbo.com, Sonique, Tripod.com, Web monkey.com, Whowhere.com and Wired.com. American depositary receipts evidencing American depositary shares of Terra Networks are included in the Europe 2001 HOLDRS and are traded through the Nasdaq National Market System. Shares of Terra Networks also trade on the Madrid Stock Exchange.

            Closing                Closing                Closing               Closing               Closing             Closing
 1998       Price       1999       Price       2000       Price       2001      Price       2002      Price       2003     Price
-------     -----     -------      -----     -------      -----     -------     -----     -------     -----     -------     -----
January      *        January        *       January        87.81   January     16.31     January      8.07     January      4.60
February     *        February       *       February      129.63   February    11.44     February     7.27     February     4.93
March        *        March          *       March          78.50   March        9.22     March        7.79     March        4.75
April        *        April          *       April          62.50   April        8.79     April        6.48     April        5.28
May          *        May            *       May            43.63   May          7.95     May          5.80     May          6.40
June         *        June           *       June           36.47   June         7.61     June         5.79     June         6.00
July         *        July           *       July           38.19   July         6.77     July         5.76
August       *        August         *       August         40.13   August       7.03     August       5.20
September    *        September      *       September      36.75   September    5.09     September    3.88
October      *        October        *       October        24.19   October      6.34     October      4.78
November     *        November      33.75    November       14.00   November     8.35     November     5.02
December     *        December      54.75    December       10.56   December     7.87     December     4.12

                  The closing price on July 1, 2003 was $6.06.

                            TOTAL S.A. (TOT)

     Total S.A. operates with its subsidiaries and affiliates as an integrated oil and gas company. Total is involved in all aspects of the petroleum industry, including upstream operations (oil and gas exploration, development and production), downstream operations (refining and marketing) and the trading and shipping of crude oil and petroleum products. Total also produces petrochemicals and specialty chemical products for industrial and consumer use. In addition, Total is involved in the coal mining, nuclear power, cogeneration and electricity sectors. American depositary receipts evidencing American depositary shares of Total are included in the Europe
2001 HOLDRS and are traded on the New York Stock Exchange. Shares of Total also trade on the Paris Stock Exchange.

            Closing                Closing                Closing               Closing               Closing             Closing
 1998       Price       1999       Price       2000       Price       2001      Price       2002      Price       2003     Price
-------     -----     -------      -----     -------      -----     -------     -----     -------     -----     -------     -----
January     51.88     January      51.25     January      62.25     January     73.50     January     70.36     January      67.91
February    55.00     February     51.63     February     67.13     February    70.51     February    73.55     February     65.75
March       60.06     March        61.00     March        73.63     March       67.95     March       76.60     March        63.27
April       58.75     April        68.00     April        75.63     April       74.90     April       75.71     April        65.70
May         62.31     May          60.81     May          78.94     May         73.74     May         77.67     May          73.55
June        65.38     June         64.44     June         76.81     June        70.20     June        80.90     June         75.80
July        57.19     July         63.63     July         73.56     July        70.88     July        72.55
August      48.06     August       65.04     August       74.50     August      73.85     August      71.32
September   62.81     September    63.44     September    73.44     September   67.55     September   65.85
October     58.50     October      66.69     October      71.63     October     69.74     October     68.02
November    61.13     November     66.13     November     70.63     November    64.09     November    66.75
December    49.75     December     69.25     December     72.69     December    70.24     December    71.50

                  The closing price on July 1, 2003 was $75.40.

                                  UBS AG (UBS)

     UBS AG is a global, integrated investment services firm and that offers investment, trading and risk management services. UBS's clients include international corporations, small and medium-sized businesses in Switzerland, governments and other public bodies, financial institutions, market participants and individuals. Global shares of UBS, included in the Europe 2001 HOLDRS, are traded on the New York Stock Exchange. Shares of UBS also trade on the Zurich Stock Exchange and the Tokyo Stock Exchange.

            Closing                Closing                Closing               Closing               Closing             Closing
 1998       Price       1999       Price       2000       Price       2001      Price       2002      Price       2003     Price
-------     -----     -------      -----     -------      -----     -------     -----     -------     -----     -------     -----
January      *        January        *       January        *       January     58.89     January     45.50     January     43.92
February     *        February       *       February       *       February    53.20     February    46.44     February    41.70
March        *        March          *       March          *       March       48.00     March       49.75     March       42.70
April        *        April          *       April          *       April       50.59     April       48.49     April       47.45
May          *        May            *       May          45.08     May         49.95     May         51.90     May         54.72
June         *        June           *       June         49.00     June        47.34     June        49.89     June        55.40
July         *        July           *       July         48.00     July        45.15     July        44.30
August       *        August         *       August       48.73     August      48.82     August      47.01
September    *        September      *       September    45.16     September   46.15     September   41.00
October      *        October        *       October      46.67     October     46.37     October     47.26
November     *        November       *       November     45.75     November    49.86     November    50.18
December     *        December       *       December     54.47     December    50.00     December    48.12

                  The closing price on July 1, 2003 was $55.35.

                               UNILEVER N.V. (UN)

     Unilever N.V. is an international supplier of consumer goods in the food, household care and personal product categories. Since January 2001, the Unilever's operations have been organized into two global divisions, foods and home & personal care. Unilever products include culinary, frozen food, deodorant, hair care, laundry, cooking, skin and oral care and fragrance products sold under such brand names as Ponds, Dove, Lipton and Magnum. New York registered shares of Unilever, included in the Europe 2001 HOLDRS, trade on the New York Stock Exchange. Shares of Unilever also trade on the Amsterdam, London, Belgium, France, Germany, Luxembourg and Swiss stock exchanges.

            Closing                Closing                Closing               Closing               Closing             Closing
 1998       Price       1999       Price       2000       Price       2001      Price       2002      Price       2003     Price
-------     -----     -------      -----     -------      -----     -------     -----     -------     -----     -------     -----
January     63.91    January       85.68     January      46.25     January     56.56     January     56.34     January     56.71
February    72.03    February      81.13     February     45.50     February    55.90     February    58.28     February    56.68
March       76.86    March         74.41     March        48.13     March       52.64     March       56.80     March       59.44
April       83.58    April         72.73     April        45.56     April       56.12     April       64.70     April       62.97
May         88.41    May           65.31     May          50.81     May         55.59     May         65.52     May         58.50
June        88.41    June          69.75     June         43.00     June        59.57     June        64.80     June        54.00
July        78.12    July          69.88     July         44.25     July        59.95     July        56.35
August      71.12    August        68.88     August       47.25     August      61.09     August      59.17
September   68.60    September     68.13     September    48.25     September   54.02     September   59.45
October     84.28    October       66.69     October      50.81     October     51.98     October     64.01
November    87.08    November      54.44     November     62.06     November    56.90     November    58.15
December    92.89    December      54.44     December     62.94     December    57.61     December    61.71

                  The closing price on July 1, 2003 was $53.53.




                              VIVENDI UNIVERSAL (V)

     Vivendi Universal is media and communications and environmental group. Vivendi Universal's media and communications operations are involved in the television, film, publishing, music, Internet and telecommunications industries. Vivendi Universal operates through a portfolio of assets in six principal segments: Cegetel Group, Universal Music Group (UMG), Vivendi Universal Entertainment (VUE), Canal+ Group, Maroc Telecom and Vivendi Universal Games (VU Games). American depositary receipts evidencing American depositary shares of Vivendi Universal are included in the Europe 2001 HOLDRS and are traded on the New York Stock Exchange. Shares of Vivendi Universal also trade on the Paris and Toronto stock exchanges.

            Closing                Closing                Closing               Closing               Closing             Closing
 1998       Price       1999       Price       2000       Price       2001      Price       2002      Price       2003     Price
-------     -----     -------      -----     -------      -----     -------     -----     -------     -----     -------     -----
January     48.41     January      97.44     January      102.73    January     74.85     January     42.63     January     16.91
February    52.44     February     86.90     February     117.46    February    63.20     February    38.70     February    13.88
March       54.12     March        82.01     March        115.31    March       60.65     March       38.50     March       13.40
April       61.93     April        77.97     April         99.15    April       68.01     April       32.12     April       16.41
May         66.97     May          72.90     May          106.65    May         63.80     May         31.05     May         18.63
June        71.18     June         81.01     June          88.62    June        58.00     June        21.50     June        18.44
July        72.93     July         78.62     July          79.88    July        58.50     July        15.86
August      66.44     August       77.21     August        81.79    August      54.71     August      12.96
September   66.37     September    70.23     September     74.06    September   46.35     September   11.39
October     76.12     October      75.73     October       72.81    October     46.63     October     12.12
November    75.59     November     80.05     November      61.88    November    50.65     November    16.20
December    86.53     December     89.86     December      65.31    December    53.79     December    16.07

                  The closing price on July 1, 2003 was $18.14.

                           VODAFONE GROUP P.L.C. (VOD)

     Vodafone Group p.l.c. is a wireless telecommunications company with a significant presence in Continental Europe, the United States, and the Far East through its subsidiaries, joint ventures and associated undertakings. Vodafone Group sells and rents cellular telephone equipment, provides messaging and data transmission facilities, and access to information services. Vodafone provides a full range of wireless telecommunications services, including voice and data communications. American depositary receipts evidencing American depositary shares of Vodafone are included in the Europe 2001 HOLDRS and are traded on the New York Stock Exchange. Shares of Vodafone also trade on the London International Stock Exchange.

            Closing                Closing                Closing               Closing               Closing             Closing
 1998       Price       1999       Price       2000       Price       2001      Price       2002      Price       2003     Price
-------     -----     -------      -----     -------      -----     -------     -----     -------     -----     -------     -----
January       15.05   January      39.05     January      56.00     January     34.97     January     21.70     January     18.85
February      17.70   February     36.44     February     57.69     February    27.31     February    19.00     February    18.10
March         20.78   March        37.55     March        55.56     March       27.15     March       18.43     March       18.22
April         21.99   April        35.91     April        47.00     April       30.28     April       16.20     April       19.76
May           21.98   May          38.28     May          45.81     May         25.89     May         14.93     May         21.91
June          25.21   June         39.40     June         41.44     June        22.35     June        13.65     June        19.65
July          27.30   July         42.10     July         43.13     July        21.55     July        15.17
August        25.13   August       40.11     August       40.94     August      20.15     August      15.99
September     22.68   September    47.55     September    37.00     September   21.96     September   12.83
October       26.93   October      47.63     October      42.56     October     23.12     October     15.92
November      29.54   November     47.19     November     34.38     November    25.34     November    18.75
December      32.23   December     49.50     December     35.81     December    25.68     December    18.12

                  The closing price on July 1, 2003 was $19.87.

                            WPP GROUP P.L.C. (WPPGY)

     WPP Group p.l.c. is an international communication services organization that provides advertising, media investment management, information and consultancy, public relations and public affairs, branding and identity, healthcare and specialist communications. American depositary receipts evidencing American depositary shares of WPP Group are included in the Europe 2001 HOLDRS and traded through the Nasdaq National Market System. Shares of WPP Group also trade on the London International Stock Exchange.

            Closing                Closing                Closing               Closing               Closing             Closing
 1998       Price       1999       Price       2000       Price       2001      Price       2002      Price       2003     Price
-------     -----     -------      -----     -------      -----     -------     -----     -------     -----     -------     -----
January     21.75     January      37.41     January      81.00    January      63.69     January     49.90     January     35.61
February    26.81     February     39.81     February     99.00    February     59.00     February    52.81     February    30.68
March       29.00     March        43.25     March        86.75    March        53.69     March       56.46     March       27.52
April       32.19     April        43.88     April        77.38    April        59.90     April       52.94     April       35.58
May         32.00     May          40.81     May          60.56    May          54.14     May         51.69     May         41.21
June        33.63     June         42.88     June         72.63    June         50.25     June        44.08     June        40.07
July        33.69     July         44.75     July         69.00    July         52.26     July        38.24
August      27.19     August       46.97     August       70.63    August       49.47     August      36.98
September   22.81     September    46.50     September    59.31    September    36.87     September   34.10
October     24.88     October      54.94     October      66.88    October      44.40     October     33.95
November    27.75     November     72.50     November     53.44    November     49.28     November    41.62
December    30.88     December     83.13     December     62.81    December     53.90     December    37.88

                  The closing price on July 1, 2003 was $39.64.

================================================================================






                       [HOLDERS EUROPE 2001 LOGO OMITTED]

                        1,000,000,000 Depositary Receipts

                          Europe 2001 HOLDRS(SM) Trust

                       -----------------------------------

                                   PROSPECTUS

                       -----------------------------------

                                  July 7, 2003






================================================================================